UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

QAD Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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QAD Inc.
100 Innovation Place
Santa Barbara, California 93108
805-566-6000

May 9, 2012

To All QAD Inc. Stockholders:

On behalf of the Board of Directors of QAD Inc. ("QAD"), I cordially invite you to attend the Annual Meeting of Stockholders of QAD to be held at the QAD corporate headquarters located at 100 Innovation Place, Santa Barbara, California, on Tuesday, June 12, 2012 at 4:30 p.m. local time. A Notice of the Annual Meeting of Stockholders, proxy card and proxy statement containing information about the matters to be acted upon at the Annual Meeting are enclosed.

At this year's meeting you will be asked to elect six directors, to approve an amendment to QAD’s 2006 Stock Incentive Program and to approve the material terms for payment of performance-based awards under QAD’s 2006 Stock Incentive Program. The accompanying Notice of Annual Meeting and proxy statement describe these proposals. We encourage you to read the enclosed information carefully.

Whether in person or by proxy, it is important that your shares be represented at the Annual Meeting. To ensure your participation in the Annual Meeting, regardless of whether or not you plan to attend in person, please vote the enclosed proxy card today by telephone or on the Internet or by signing, dating and returning your proxy card in the postage-paid envelope provided. If you do attend the Annual Meeting, you may revoke your previous proxy at that time if you wish, and vote in person. If you plan to vote your shares at the Annual Meeting, please note the instructions on page 3 of the enclosed proxy statement.

We look forward to seeing you at the Annual Meeting.

Sincerely,

Karl F. Lopker

Chief Executive Officer

QAD INC.
NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 12, 2012

Notice is hereby given that the Annual Meeting of Stockholders of QAD Inc. will be held on Tuesday, June 12, 2012, at 4:30 p.m. local time, at the QAD corporate headquarters located at 100 Innovation Place, Santa Barbara, California, for the following purposes:

1.	To elect six directors to serve until the next Annual Meeting of Stockholders;

2.	To approve an Amendment to the QAD Inc. 2006 Stock Incentive Program to provide for an increase in the number of shares of Class A Common Stock reserved for issuance by 2,000,000 shares;

3.
To approve the material terms for payment of performance-based awards issued under the QAD Inc. 2006 Stock Incentive Program so that such awards qualify as performance-based under Internal Revenue Code Section 162(m); and

4.	To transact any other business that may properly come before the meeting or any postponement or adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

Only stockholders of record at the close of business on April 16, 2012 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

By Order of the Board of Directors

Daniel Lender

Corporate Secretary

Santa Barbara, California
May 9, 2012

IMPORTANT

All stockholders are invited to attend the Annual Meeting. If you are a stockholder of record as of April 16, 2012, you will be admitted to the meeting. If you own stock beneficially through a bank, broker or otherwise, you will be admitted to the meeting if you present a form of photo identification and proof of ownership of such stock or a valid proxy signed by the record holder. Examples of proof of ownership are a recent brokerage statement or a letter from a bank or broker. Whether or not you intend to be present in person at the Annual Meeting, please vote the enclosed proxy card today by telephone or on the Internet or by signing, dating and returning your proxy card in the postage-paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 12, 2012.

Our proxy statement and Annual Report on Form 10-K are available at www.proxyvote.com.

We are mailing a printed copy of proxy materials to each stockholder and are allowing stockholders to access the proxy materials on the Internet at www.proxyvote.com.

QAD Inc.
100 Innovation Place
Santa Barbara, California 93108
805-566-6000

PROXY STATEMENT

THE ANNUAL MEETING

This proxy statement and the enclosed proxy card are being mailed to you by the Board of Directors of QAD Inc., a Delaware corporation ("QAD," the "Company," "we" or "us"), on or about May 9, 2012. The Board of Directors requests that your shares be represented by the proxies named on the proxy card at the Annual Meeting of Stockholders to be held on June 12, 2012.

FREQUENTLY ASKED QUESTIONS

What is a “proxy”?

A proxy is your way of legally designating another person to vote for you.  That other person is called a “proxy.”  If you designate another person as your proxy in writing, the written document is called a “proxy” or a “proxy card.”

What is a “proxy statement”?

A “proxy statement” is a document required by the Securities and Exchange Commission (the “SEC”) that contains information about the matters that stockholders will vote upon at the Annual Meeting.  The proxy statement also includes other information required by SEC regulations.

What is a “quorum”?

A “quorum” is the minimum number of votes that must be represented at the Annual Meeting for the transaction of any business at such meeting.  A majority of the voting power of the Company’s outstanding shares, as of the record date, that are entitled to vote generally in the election of directors, either present at the Annual Meeting or represented by proxy, will constitute a quorum at the Annual Meeting.  Shares represented by proxies marked to “withhold” voting for one or more Board nominees, proxies marked to “abstain” from voting for a proposal, broker non-votes and proxies submitted without an indication of voting preferences, are counted for purposes of determining the presence of a “quorum.”

What is a “broker non-vote”?

A broker “non-vote” occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Who is soliciting my vote?

The Board of Directors of QAD is soliciting your vote at the 2012 Annual Meeting of Stockholders.

What is the purpose of the Annual Meeting?

You will be asked to:

●	Vote to elect six directors as nominated;

●	Approve an Amendment to the QAD Inc. 2006 Stock Incentive Program to increase the number of shares of Class A Common Stock reserved for issuance by 2,000,000 shares;

●	Approve the material terms for payment of performance-based awards under the QAD Inc. 2006 Stock Incentive Program; and

●	Transact any other business that may properly come before the meeting.

What are the Board of Directors' recommendations?

The Board recommends a vote:

●	for the election of the six nominated directors;
●	for the approval of the Amendment to the QAD Inc. 2006 Stock Incentive Program; and
●	for the approval of the material terms for payment of performance-based awards under the QAD Inc. 2006 Stock Incentive Program.

Who is entitled to vote at the Annual Meeting?

The Board of Directors set April 16, 2012 as the record date for the Annual Meeting. All stockholders who owned QAD common stock at the close of business on April 16, 2012 may attend and vote at the Annual Meeting.

What are my voting rights?

You have one-twentieth (1/20th) of a vote for each share of QAD Class A common stock you owned at the close of business on the record date and one (1) vote for each share of QAD Class B common stock you owned at the close of business on the record date, provided each share was either held directly in your name as the stockholder of record or held for you as the beneficial owner through a broker, bank or other nominee ("Nominee").

What is the difference between holding shares as a stockholder of record and beneficial owner?

Most stockholders of the Company hold their shares through a Nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with QAD's transfer agent, American Stock Transfer & Trust Company, LLC ("AST"), you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you by QAD. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.

  Beneficial Owner. If your shares are held in a stock brokerage account or by a Nominee, you are considered the beneficial owner of the shares which are held in "street name" and these proxy materials are being forwarded to you by your Nominee, who is considered the stockholder of record with respect to these shares. As the beneficial owner, you have the right to direct your Nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you request, complete and deliver a proxy from your Nominee.

How many votes must be present to hold the Annual Meeting?

A majority of the voting power of the Company's outstanding shares as of the record date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business.  Your shares are counted as present at the Annual Meeting if you are present and vote in person at the Annual Meeting or a proxy card has been properly submitted by you or on your behalf. Both abstentions and proxies submitted by brokers that do not indicate a vote because they do not have discretionary authority and have not received instructions as to how to vote on a proposal ("broker non-votes") are counted as present for the purpose of determining the presence of a quorum.

How many votes are required to elect director nominees?

Directors are elected by a plurality of the votes cast. If you withhold authority to vote with respect to the election of some or all of the nominated directors, your shares will not be voted with respect to those nominated directors indicated. Your shares will be counted for purposes of determining whether there is a quorum, but will have no effect on the election of those nominated directors. Abstentions and broker non-votes will also have no effect on the vote.

Is my vote confidential?

All proxies, ballots and vote tabulations that identify stockholders are confidential. An independent tabulator will receive, inspect and tabulate your proxy. Your vote will not be disclosed to anyone, other than the independent tabulator, without your consent.

Who will count the votes and where can I find the voting results?

Broadridge Financial Solutions, Inc. will tabulate the voting results.  We will announce the preliminary voting results at the Annual Meeting and will publish the results by filing a current report on Form 8-K within four business days of the Annual Meeting.

What shares can be voted?

Each stockholder of record at the close of business on April 16, 2012 is entitled to one-twentieth (1/20th) of a vote for each share of Class A common stock and one (1) vote for each share of Class B common stock registered in the stockholder's name. There is no cumulative voting. On April 16, 2012, there were 12,667,034 outstanding shares of Class A common stock and 3,164,164 outstanding shares of Class B common stock of QAD.

Shares cannot be voted at the meeting unless the owner of record is present in person or is represented by proxy.

What if I don't give specific voting instructions to my broker?

Brokers holding shares must vote according to specific instructions they receive from the beneficial owners of those shares. If brokers do not receive specific instructions, brokers may in some cases vote the shares in their discretion. However, brokers are precluded from exercising voting discretion on certain proposals without specific instructions from the beneficial owner. Brokers cannot vote on Proposals 1, 2 or 3 without instructions from the beneficial owners. If you are a beneficial owner and do not instruct your broker how to vote on the election of directors, your broker will not vote for you. Broker non-votes will not affect the outcome of the vote on Proposal 1 as long as a quorum is present.  Broker nonvotes will not have an effect on Proposals 2 or 3 as long as a majority of the shares represented and voting at the meeting cast their votes in favor of those two proposals.

Can I change or revoke my vote after I return my proxy card or voting instruction card?

Even if you voted by telephone or on the Internet or if you signed and delivered the proxy card or voting instruction card in the form accompanying this proxy statement, you retain the power to revoke your proxy or change your vote. You can revoke your proxy or change your vote any time before it is exercised by giving written notice to the Corporate Secretary specifying such revocation. You may change your vote by a later-dated vote by telephone or on the Internet or by timely delivery of a valid, later-dated proxy or by voting by ballot at the Annual Meeting.

What does it mean if I receive more than one proxy or voting instruction card?

It generally means that your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy cards and voting instruction cards you receive.

Who can attend the Annual Meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend.

What do I need to be admitted to the Annual Meeting?

In order to be admitted to the Annual Meeting, a stockholder must present an admission ticket or proof of ownership of QAD stock on the record date. Any holder of a proxy from a stockholder must present the proxy card, properly executed, and an admission ticket.

An admission ticket is attached to the bottom of the proxy card. If you plan to attend the Annual Meeting, please keep this ticket and bring it with you to the Annual Meeting. If you do not bring an admission ticket, proof of ownership of QAD stock on the record date will be needed to be admitted. If your shares are held in the name of a Nominee, a brokerage statement or letter from a Nominee is an example of proof of ownership.

How do I vote?

You may vote by telephone, on the Internet, by mail or by attending the Annual Meeting and voting by ballot, all as described below. The Internet and telephone voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card or voting instruction card. Telephone and Internet voting facilities are available now and will be available 24 hours a day until 11:59 p.m. Eastern Daylight Time, on June 11, 2012.

Vote on the Internet. If you have Internet access, you may submit your proxy by following the instructions provided with your proxy materials and on your proxy card or voting instruction card. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials.

Vote by Telephone. You can vote by telephone by following the instructions provided with your proxy materials and on your proxy card or voting instruction card. Voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

Vote by Mail. You may choose to vote by mail by marking your proxy card or voting instruction card, dating and signing it, and returning it to Broadridge Financial Solutions, Inc. in the postage-paid envelope provided. If the envelope is missing, please mail your completed proxy card or voting instruction card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. Please allow sufficient time for mailing if you decide to vote by mail. If you sign and return your proxy card or voting instruction card, but do not give voting instructions, the shares represented by that proxy card or voting instruction card will be voted as recommended by the Board of Directors.

Voting at the Annual Meeting. The method or timing of your vote will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person. However, if your shares are held in the name of a Nominee, you must obtain a legal proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting. You should allow yourself enough time prior to the Annual Meeting to obtain this proxy from the holder of record.

All shares entitled to vote and voted electronically, telephonically or represented by the proxy cards received, dated, signed and not revoked, will be voted at the Annual Meeting in accordance with their instructions.

Who pays for the solicitation of proxies?

QAD will bear the expense of printing and mailing proxy materials. In addition to this solicitation of proxies by mail, our directors, officers and other employees may solicit proxies by personal interview, telephone, facsimile or email. They will not be paid any additional compensation for such solicitation. We will request Nominees who hold shares of common stock in their names to furnish proxy material to beneficial owners of the shares. We will reimburse such Nominees for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.

Are there any other matters to be voted on at the Annual Meeting that are not included in the proxy?

We are not currently aware of any other business to be acted upon at the Annual Meeting. However, if other matters are properly brought before the Annual Meeting, your proxy will have the right, in his or her discretion, to vote or act on those matters according to the proxy's best judgment.

Adjournment may be approved by the holders of shares representing a majority of votes present in person or by proxy at the meeting, whether or not a quorum exists, without further notice other than by an announcement made at the Annual Meeting.

Exemptions for a Controlled Company Election

The NASDAQ Stock Market has established specific exemptions from its listing standards for controlled companies, i.e., companies of which more than 50% of the voting power is held by an individual, a group or another entity. QAD is a controlled company by virtue of the fact that Ms. Pamela M. Lopker, President and Chairman of the Board, and Mr. Karl F. Lopker, Chief Executive Officer ("CEO") and Director, jointly control a majority interest in the stock of the Company. Please see "Stock Ownership of Directors, Executive Officers and Certain Beneficial Owners" beginning on page 19 of this proxy statement for additional information.

The Company has elected to rely upon certain of the exemptions provided in the rules. Specifically, the Company will rely on exceptions to the requirements that listed companies (i) have a majority of independent directors, (ii) select, or recommend for the Board's selection, director nominees by a majority of independent directors or a nominating committee comprised solely of independent directors and (iii) determine officer compensation by a majority of independent directors or a compensation committee comprised solely of independent directors. Notwithstanding the fact that the Company is a controlled company, QAD's current practices include (i) having a majority of independent directors, (ii) selecting director nominees by the full Board of Directors and (iii) determining officer compensation by a majority of independent directors or a compensation committee comprised solely of independent directors.

Annual Report

We have enclosed a copy of our 2012 Annual Report on Form 10-K with this proxy statement. If you would like an additional copy, we will send you one without charge. Please call 805-566-5139 or write to request a copy:

QAD Inc.
100 Innovation Place
Santa Barbara, CA 93108
Attn: Investor Relations

The Annual Report on Form 10-K and this proxy statement are available in the Investor Relations section of the QAD Internet site at www.qad.com. The SEC also maintains an Internet site at http://www.sec.gov that contains all SEC filings made by QAD.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At our Annual Meeting, stockholders will elect six directors to hold office until our next Annual Meeting of Stockholders. The directors shall serve until their successors have been duly elected and qualified or until any such director's earlier resignation or removal. Proxies cannot be voted for a greater number of persons than the number of nominees named. If any nominee for any reason is unable to serve or will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. We are not aware that any of the nominees will be unable or unwilling to serve as director.

Directors

The following incumbent directors are being nominated for re-election to the Board: Karl F. Lopker, Pamela M. Lopker, Scott J. Adelson, Thomas J. O'Malia, Lee D. Roberts and Peter R. van Cuylenburg. Please see "Information Concerning the Nominees for Election" beginning on page 10 of this proxy statement for information concerning each of our incumbent directors standing for re-election.

Required Vote

Directors are elected by a plurality of votes cast. Votes withheld and broker non-votes are not counted toward a nominee's total. If you do not vote for a particular nominee or indicate that you "WITHHOLD AUTHORITY" to vote for a particular nominee, your withholding will have no effect on the election of directors.

The Board of Directors recommends a vote FOR the election of the nominated directors.

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO QAD INC. 2006 STOCK INCENTIVE PROGRAM
(Increase number of shares of Class A Common Stock available for issuance by 2,000,000 shares)
(Collectively referred to as “Awards”)

The stockholders are being asked to approve an amendment to the QAD Inc. 2006 Stock Incentive Program (the “2006 Program”). The complete text of the 2006 Program, including the text of the amendment proposed hereby, is filed as Exhibit A to this proxy statement. The amendment increases the number of shares of QAD common stock subject to the 2006 Program from 3,320,000 Class A shares and 830,000 Class B shares to 5,320,000 Class A shares and 830,000 Class B shares. The Board believes it is in QAD’s best interest to increase the share reserve so that QAD can continue to utilize the 2006 Program to attract and retain the services of those persons essential to the Company’s growth and financial success. The Board has determined that Class A shares will be used predominantly for Awards granted under the 2006 Program, therefore no increase to the number of shares of Class B common stock available for issuance under the 2006 Program is being requested.

    The 2,000,000 share increase was approved by the Board in April 2012, subject to stockholder approval at the Annual Meeting.

Of the 3,320,000 shares of Class A common stock and 830,000 shares of Class B common stock currently authorized under the 2006 Program, approximately 672,000 Class A and 322,000 Class B shares remained available for additional grants as of April 16, 2012. The Board believes that the approval of an additional 2,000,000 shares of Class A common stock under the 2006 Program should be sufficient for the Company’s needs under the 2006 Program for the next several years. The actual number of persons who will receive Awards pursuant to the proposed share increase cannot be determined in advance because the Board of Directors or a committee appointed by the Board has the discretion to select the Award recipients.

Summary of the QAD Inc. 2006 Stock Incentive Program

Purpose, structure, awards and eligibility.  The 2006 Program is intended to secure for QAD and its stockholders the benefits arising from ownership of common stock by individuals employed or retained by QAD who will be responsible for the future growth of the enterprise. The 2006 Program is designed to help attract and retain superior personnel for positions of substantial responsibility and to provide individuals with an additional incentive to contribute to the Company’s success.

      The 2006 Program is composed of six parts and the program administrators may make the following types of awards under the 2006 Program:

(1)	incentive stock options under the Incentive Stock Option Plan;

(2)	nonqualified stock options under the Nonqualified Stock Option Plan;

(3)	restricted shares (“RSUs”) under the Restricted Shares Plan;

(4)	rights to purchase stock under the Employee Stock Purchase Plan;

(5)	stock appreciation rights (“SARs”) under the Stock Appreciation Rights Plan; and

(6)
specified other stock rights under the Other Stock Rights Plan, which may include the issuance of units representing the equivalent of shares of common stock, payments of compensation in the form of shares of common stock and rights to receive cash or shares of common stock based on the value of dividends paid on a share of common stock.

Officers, directors, employees, consultants and other independent contractors or agents of QAD or our subsidiaries who are responsible for or contribute to the management, growth or profitability of our business are eligible for selection by the program administrators to participate in the 2006 Program; provided, however, that incentive stock options granted under the Incentive Stock Option Plan and stock purchase rights granted under the Employee Stock Purchase Plan may only be granted to a person who is an employee of QAD or its subsidiaries.

Shares subject to the 2006 Program.  Prior to the approval of the proposed amendment to the 2006 Program, the maximum aggregate number of shares of our Class A and Class B common stock subject to the 2006 Program is 3,320,000 and 830,000 shares, respectively. If the proposed amendment is approved, an additional 2,000,000 shares of our Class A common stock will be added to the 2006 Program for a total of 5,320,000 Class A and 830,000 Class B shares. The shares of common stock issuable under the 2006 Program may be authorized but unissued shares, shares issued and reacquired, or shares purchased by the Company on the open market. If any of the awards granted under the 2006 Program expire, terminate or are forfeited for any reason before they have been exercised, vested or issued in full, the unused shares subject to those expired, terminated or forfeited awards will again be available for purposes of the 2006 Program.

Effective date and duration.  All of the plans under the 2006 Program became effective upon the approval of the 2006 Program by a majority of the Company’s stockholders in June 2006. The 2006 Program will continue in effect until July 1, 2016, unless sooner terminated under the general provisions of the 2006 Program.

Administration.  The 2006 Program is administered by the Board of Directors or by a committee appointed by the Board. That committee must consist of not less than two directors who are:

●	non-employee directors within the meaning of SEC Rule 16b-3 under the Securities Exchange Act of 1934, so long as non-employee director administration is required under Rule 16b-3; and
●
outside directors as defined in Section 162(m) of the Internal Revenue Code of 1986 as amended (the “Code”), so long as the Company chooses to qualify executive remuneration as “performance-based compensation” under Section 162(m) of the Code.

Subject to these limitations, the Board of Directors may from time to time remove members from the committee, fill all vacancies on the committee and select one of the committee members as its chair. The program administrators may hold meetings when and where they determine, will keep minutes of their meetings and may adopt, amend and revoke rules and procedures in accordance with the terms of the 2006 Program. The 2006 Program is presently administered by the directors who serve on the Compensation Committee of the Board.

U.S. Federal Income Tax Consequences

Option Grants

Options granted under the 2006 Program may be either incentive stock options which satisfy the requirements of Section 422 of the Code or nonqualified stock options which do not meet those requirements. The federal income tax treatment for incentive stock options and nonqualified stock options are as follows:

●
Incentive Stock Options.  No taxable income is recognized by an optionee upon the grant of an incentive stock option. Generally, the optionee will not recognize ordinary income in the year in which the option is exercised although the optionee’s gain from exercise may be subject to alternative minimum tax. If the optionee sells or otherwise disposes of the shares acquired from exercise of the option within two years after the option grant date or within one year of the option exercise date, then this is treated as a disqualifying disposition and the optionee will be taxed in the year of disposition on the gain from exercise, but not exceeding the gain from disposition as ordinary income and the balance of the gain from disposition, if any, as short-term or long-term capital gain. QAD will be entitled to an income tax deduction that equals the amount of the optionee’s compensatory ordinary income. If the optionee does not make a disqualifying disposition, then QAD will not be entitled to a tax deduction.

●
Nonqualified Stock Options.  No taxable income is recognized by an optionee upon the grant of a nonqualified stock option. Generally, the optionee will recognize ordinary income in the year in which the option is exercised. The amount of ordinary income will equal the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. QAD and the optionee are required to satisfy the tax withholding and reporting requirements applicable to that income. QAD will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to exercised nonqualified stock options. QAD will generally receive the tax deduction in the taxable year that the ordinary income is recognized by the optionee.

Restricted Shares

●
The taxation of restricted shares granted under the 2006 Program is governed by Section 83 of the Code. Generally, the shares vest when the restriction lapses, and the grantee will have ordinary income equal to the difference between the fair market value of the shares on the vesting date and any amount paid for the shares. Alternatively, at the time of the grant, the grantee may elect under Section 83(b) of the Code to include as ordinary income in the year of the grant, an amount equal to the difference between the fair market value of the restricted shares on the grant date and any amount paid for the shares. If the Section 83(b) election is made, the grantee will not recognize any additional compensation income when the restriction lapses, but may have capital gain income or loss upon sale of the shares. QAD will be entitled to an income tax deduction equal to the ordinary income recognized by the grantee in the year in which the grantee recognizes such income.

Employee Stock Purchase Plan Issuances

●
The Employee Stock Purchase Plan is intended to satisfy the requirements of Section 423 of the Code. Under a plan that so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to QAD, in connection with the grant or the exercise of an outstanding purchase right. Taxable income will not be recognized by the participant until there is a sale or other disposition of the shares acquired under the plan.

●
If the participant sells or otherwise disposes of the purchased shares within two years after the start date of the purchase period in which the shares were acquired, or within one year after the purchase date, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeds the purchase price paid for those shares, and the balance of any gain or loss from disposition as short-term or long-term capital gain or loss. QAD will be entitled to an income tax deduction, for the taxable year in which the sale or disposition occurs, equal in amount to the ordinary income recognized by the participant.

●
If the participant sells or disposes of the purchased shares more than two years after the start date of the purchase period in which the shares were acquired and more than one year after the purchase date, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (1) the amount by which the fair market value of the shares on the sale or disposition date exceeds the purchase price paid for those shares or (2) the purchase price discount to the fair market value of the shares on the start date of that purchase period, and any additional gain upon the disposition will be taxed as a long-term capital gain. QAD will not be entitled to any income tax deduction with respect to that sale or disposition.

Stock Appreciation Rights

●
A 2006 Program participant who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution, whether made in stock or in cash, and tax withholding will apply to the appreciation distribution. QAD will be entitled to an income tax deduction equal to the appreciation distribution in the taxable year that the ordinary income is recognized by the participant.

Other Stock Rights

●
Generally, a 2006 Program participant who is granted other stock rights will recognize ordinary income in the year of the grant of the right if a present transfer of stock or value is made to the participant, or in the year of payment if no present transfer occurs, such as in the case of performance shares, restricted stock units or dividend equivalent rights. That income will generally be equal to the fair market value of the granted right or payment and will be subject to tax withholding. QAD will generally be entitled to an income tax deduction equal to the income recognized by the participant on the grant or payment date for the taxable year in which the ordinary income is recognized by the  participant.

Deductibility of executive compensation

We anticipate that any compensation deemed paid by QAD in connection with the exercise of SARs, incentive stock options and nonqualified stock options granted with exercise prices equal to the fair market value of the shares on the grant date will not be subject to the Code Section 162(m) $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of QAD. Accordingly, we believe any compensation deemed paid under the 2006 Program with respect to the exercise of options and SARs and the disposition of shares will remain deductible by QAD without limitation under Code Section 162(m). Income from the grant or vesting of RSUs would be compensation subject to the deduction limitation under Code Section 162(m), unless such RSUs are “performance-based” for purposes of Section 162(m).

Stockholder Approval

QAD is seeking stockholder approval of this amendment to the 2006 Program in order to increase the number of shares available under the 2006 Program by 2,000,000 Class A shares. The Board believes that it is in the best interest of QAD to have a comprehensive equity incentive program for QAD which will provide a meaningful opportunity for officers, directors, employees, consultants and other independent contractors or agents of QAD or our subsidiaries to acquire a substantial proprietary interest in QAD, thereby encouraging those individuals to remain in QAD’s service and more closely align their interests with those of the stockholders and, at the same time, provide the Company with the flexibility to manage the impact the 2006 Program has on stockholder dilution.

Amendment

The first sentence of Article 3 of Paragraph 5 of the QAD Inc. 2006 Stock Incentive Program shall be deleted and replaced by the following language:

“The maximum aggregate number of shares of Common Stock subject to the Program is 5,320,000 shares of Class A common stock and 830,000 shares of Class B common stock.”

Required Vote

QAD must receive the affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the meeting to approve this proposal. If you are present in person or represented by proxy at the meeting and abstain from voting on this proposal, it has the same effect as if you voted “AGAINST” the proposal.

The Board of Directors recommends a vote
FOR the approval of the Amendment to the 2006 Program.

PROPOSAL NO. 3

RE-APPROVAL OF THE MATERIAL TERMS OF
THE QAD INC. 2006 STOCK INCENTIVE PROGRAM
FOR PAYMENT OF PERFORMANCE-BASED COMPENSATION
FOR PURPOSES OF SECTION 162(m) OF THE INTERNAL REVENUE CODE

Our stockholders are being asked to re-approve the material terms of the QAD Inc. 2006 Stock Incentive Program (the “2006 Program”) related to the payment of performance-based awards.  The purpose of asking stockholders to re-approve these material terms under the 2006 Program is to allow certain performance-based awards granted under the 2006 Program to qualify as tax-deductible performance-based compensation under Section 162(m) of the Code (“Section 162(m)”).  Stockholders are not being asked to approve any amendment to the 2006 Program pursuant to this proposal or to re-approve the 2006 Program in its entirety.

Section 162(m) places a limit of $1,000,000 on the amount we may deduct in any one year for compensation paid to a “covered employee,” which for purposes of Section 162(m), means any person who as of the last day of the fiscal year is our chief executive officer or one of our three highest compensated executive officers (other than the chief financial officer) as determined under SEC rules.  Subject to the conditions set forth under Section 162(m), qualified performance-based compensation is excluded from this limitation.  One of the conditions to qualify for such exclusion is the receipt of stockholder approval every five years of the material terms of performance-based awards in the 2006 Program.  Our stockholders previously approved the 2006 Program and its material terms at the annual meeting of stockholders in 2006. Because more than five years have elapsed since such approval, we are asking stockholders to re-approve, at the 2012 Annual Meeting, the material terms of performance-based awards under the 2006 Program.

For purposes of Section 162(m), the material terms of performance-based compensation include (i) the persons eligible to receive awards, (ii) a description of the business criteria on which performance goals are based, and (iii) the maximum award that can be paid to any person as performance-based compensation.  Each of these aspects of the 2006 Program is discussed below.

Eligibility

The 2006 Program is administered by the Company's Board.  The Board has delegated such administration to a committee consisting solely of persons who are, at the time of their appointment, “non-employee directors” under Rule 16b-3(b)(3)(i) under the Exchange Act, and, to the extent that relief is sought under Section 162(m), “outside directors” under the rules under Section 162(m).  References below to the committee include reference to the Board for any periods in which the Board is administering the 2006 Program.  The committee generally has the full authority to determine the eligibility of an officer, employee, director, independent contractor or agent of the Company or its subsidiaries who are responsible for or contribute to the management, growth or profitability of the business of the Company or its subsidiaries to receive an award and to authorize the granting of awards to persons who are among those eligible.  As of January 31, 2012, we had approximately one thousand five hundred (1,500) employees and four (4) non-employee directors, all of whom were eligible to receive awards under the 2006 Program.

Performance Criteria

The committee may provide that the grant or vesting of awards under the 2006 Program be made subject to the achievement of performance goals during a performance period set by the committee in accordance with the 2006 Program.  In establishing the applicable goals, the committee is authorized to choose from the following business criteria:  (i) net sales, (ii) gross sales, (iii) return on net assets, (iv) return on assets, (v) return on equity, (vi) return on capital, (vii) return on revenues, (viii) asset turnover, (ix) economic value added, (x) total stockholder return, (xi) net income, (xii) pre-tax income, (xiii) operating profit margin, (xiv) net income margin, (xv) sales margin, (xvi) market share, (xvii) inventory turnover, (xviii) days sales outstanding, (xix) sales growth, (xx) capacity utilization, (xxi) increase in customer base, (xxii) cash flow, (xxiii) book value, (xxiv) share price performance (including options and stock appreciation rights tied solely to appreciation in the fair market value of the shares), (xxv) earnings per share, (xxvi) stock price earnings ratio, (xxvii) earnings before interest, taxes, depreciation and amortization expenses ("EBITDA"), (xxviii) earnings before interest and taxes ("EBIT"), (xxix) or EBITDA, EBIT or earnings before taxes and unusual or nonrecurring items as measured either against the annual budget or as a ratio to revenue. The above business criteria may be based on objectives related to our performance, or the performance of any business unit of ours, or may be made in comparison with peer group performance.  Each award agreement for a performance-based award is to specify (i) the target payment amount and target level of performance with respect to the selected criteria, (ii) the minimum level of performance below which no payment will be made, (iii)  the method of determining the amount of any payment to be made if performance is at or above the minimum acceptable level, but falls short of full achievement of the target level of performance, and (iii) the maximum percentage payout (such maximum percentage not to exceed 100% in the case of performance-based restricted shares and 200% in the case of performance shares or performance-based dividend equivalent rights).  Performance objectives used may differ among plan participants, among types of awards and from year to year.

Maximum Award

The maximum amount of performance-based awards intended to qualify for the Section 162(m) exception that may be awarded to any covered employee during any one calendar year is (i) 160,000 Class A shares of Common Stock and 40,000 Class B shares of Common Stock subject to grants of stock options and stock appreciation rights, or (ii) 80,000 Class A shares of Common Stock and 20,000 Class B shares of Common Stock in restricted shares, performance shares or restricted stock units.

Plan Benefits

No awards made under the 2006 Program have been made subject to stockholder re-approval by virtue of this Proposal 3. The amounts and types of awards that may be granted under the 2006 Program in the future are not determinable, as the committee will make these determinations in its discretion in accordance with the terms of the 2006 Program.  For an understanding of the size and structure of these awards in the past, please see the amounts of equity compensation paid to our named executive officers under the 2006 Program in the “Stock Awards” and “SAR Awards” columns of the Summary Compensation Table in the “Elements of the Executive Compensation Program” section herein.

Amendment

The Board may at any time amend or revise the terms of the 2006 Program, except that no amendment will be effective without stockholder approval if such approval is required by the terms of the 2006 Program, law or under the NASDAQ Stock Market rules, and no termination, suspension, revision or amendment may materially adversely alter or affect the terms of any then outstanding awards without the consent of the affected grantee.

Board Recommendation

The Board believes that it is in our best interests and the best interests of our stockholders to enable us to implement compensation arrangements that qualify as tax-deductible, performance-based compensation in the 2006 Program.  The Board is therefore recommending that stockholders re-approve, for Section 162(m) purposes, the material terms for providing performance-based awards set forth above.  However, stockholder approval of the 2006 Program is only one of several requirements under Section 162(m) that must be satisfied for performance-based awards under the 2006 Program to qualify for the “performance-based” compensation exemption.  Nothing in this proposal precludes us, our Board or the committee from making any payment or granting awards that do not qualify for tax deductibility under Section 162(m).

Stockholders are not being asked to approve any amendment to the 2006 Program or to re-approve the 2006 Program itself pursuant to this proposal. This proposal and the foregoing description addresses limited aspects of the 2006 Program, primarily the material terms of performance-based awards that may be granted under the 2006 Program. This description is qualified in its entirety by the full text of the 2006 Program, which can be found in Exhibit A.

The Board of Directors recommends a vote
FOR the re-approval of the Material Terms of the QAD Inc.  2006 Stock Incentive Program
For Payment of Performance-Based Compensation For Purposes of Section 162(m) of the Code

Other Business

The Board of Directors does not presently intend to bring any other business before the meeting, and, so far as is known to the Board of Directors, no matters are to be brought before the meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

ELECTION OF DIRECTORS

Nominees for Director

There are six nominees for election to the Board of Directors at the Annual Meeting. Valid proxies received will be voted, unless contrary instructions are given, to elect the nominees named in the following table. Should any nominee decline or be unable to accept the nomination to serve as director, an event that we do not currently anticipate, your proxy will have the right, in his or her discretion, to vote for a substitute nominee designated by the Board of Directors, to the extent consistent with the QAD Certificate of Incorporation and its Bylaws. If elected, the nominees will hold office for one-year terms and until their successors are elected and qualified.

The Board oversees the business, assets, affairs, performance and financial integrity of the Company. Four of the six director nominees are independent and two are members of management.

The Board believes that each director nominee possesses the qualities and experience required for membership on the Board. The Board seeks out, and the Board is comprised of, individuals whose background and experience complement other Board members. The nominees for election to the Board, together with biographical information furnished by each of them, are set forth below. Other than Karl F. Lopker and Pamela M. Lopker, who are married to each other, there are no family relationships among executive officers and directors of the Company. All nominees have been directors since last year's Annual Meeting.

Nominee for Director to Hold Office Until 2013	Age	Director Since	Position with the Company	Current Standing Committees
Karl F. Lopker	60	1981	Chief Executive Officer, Director	None
Pamela M. Lopker	57	1981	President, Chairman of the Board	None
Scott J. Adelson	51	2006	Director	Compensation
Thomas J. O'Malia	68	2006	Director	Audit, Compensation, Governance
Lee D. Roberts	59	2008	Director	Audit, Compensation (Chairman), Governance
Peter R. van Cuylenburg	64	1997	Director	Audit (Chairman), Compensation, Governance (Chairman)

Information Concerning the Nominees for Election

Karl F. Lopker. Chief Executive Officer of QAD Inc. Mr. Lopker has served as CEO and as a director of the Company since joining QAD in 1981. Previously, he founded Deckers Outdoor Corporation in 1973 and was its President until 1981. Mr. Lopker is certified in Production and Inventory Management by the American Production and Inventory Control Society. He received a Bachelor of Science degree in Electrical Engineering from the University of California, Santa Barbara. Mr. Lopker is married to Pamela M. Lopker, Chairman of the Board and President of QAD. The Board nominated Mr. Lopker to serve as a director based on his industry expertise, knowledge of QAD's customer base, strategic counsel and extensive history with QAD. His in-depth knowledge of the Company, its industry and its customers assists the Board in overseeing management and is important to the Board's oversight of strategy and risk management. Mr. Lopker also brings strong leadership skills and complex business operational experience to the Board by virtue of his over thirty years of experience as CEO.

 Pamela M. Lopker. Chairman of the Board and President of QAD Inc. Ms. Lopker founded QAD in 1979 and has been Chairman of the Board and President since the Company's incorporation in 1981. Prior to founding QAD, Ms. Lopker served as Senior Systems Analyst for Comtek Research from 1977 to 1979. She is certified in Production and Inventory Management by the American Production and Inventory Control Society. Ms. Lopker earned a Bachelor of Arts degree in Mathematics from the University of California, Santa Barbara. She is married to Karl F. Lopker, Chief Executive Officer of QAD. The Board nominated Ms. Lopker to serve as a director because she is the founder and visionary for the Company, with over thirty years of enterprise software company experience, extensive software industry expertise and a deep understanding of the Company's products, customers, industry and global operational issues. Her history with, and knowledge of, QAD combined with her unique skills is important to the Board's oversight of long-term strategy and provides the Board with a deep understanding of the Company's business and operations.

Scott J. Adelson has been a director of the Company since April 2006. He has been Senior Managing Director and Global Co-Head of Corporate Finance for Houlihan Lokey since 1999 and has been with Houlihan Lokey since 1987. Mr. Adelson has written and commentated extensively on a number of corporate finance and securities valuation subjects for various business publications. He has served on the board of directors of MPA (Motorcar Parts and Accessories) since April 2008. Mr. Adelson is also an active board member of various middle-market businesses as well as prominent non-profit organizations, such as the Lloyd Greif Center for Entrepreneurial Studies and the Board of Leaders at the University of Southern California, Marshall School of Business. The Board nominated Mr. Adelson to serve as a director because of his experience in advising hundreds of companies on a diverse and in-depth variety of corporate finance issues, including mergers and acquisitions and capital structure, which, combined with his experience on the boards of directors of other companies, provides insight to the Board on strategic and financial issues.

Thomas J. O'Malia has been a director of the Company since August 2006. He is Director Emeritus of the Lloyd Greif Center for Entrepreneurial Studies at the University of Southern California, Marshall School of Business, serving as a Director since 1995. Prior to serving as a Director, Mr. O'Malia served on the faculty from 1981 to 1991 and again from 1995 to the present. In 1985, Mr. O'Malia founded and was Chief Executive Officer of ShopTrac Data Collections Systems, Inc., a software provider that supports manufacturers in improving labor productivity and operational efficiency on the shop floor. ShopTrac was sold to Kronos in 1994. Mr. O'Malia wrote and hosted the award winning distance-learning program "Introduction to Entrepreneurship: Building the Dream," which was nationally televised on PBS. He is a frequent corporate lecturer and has written or co-authored several books including "The Entrepreneurial Journey" and the "Banker's Guide to Financial Statements." In 2007, Mr. O'Malia was named one of the top 12 entrepreneurship professors in the country by Fortune magazine. The Board nominated Mr. O'Malia to serve as a director because of his strong financial background, including a previous position as a commercial banker, that is important to the understanding and oversight of our financial reporting, risk management and finance matters. Mr. O'Malia also brings broad experience with enterprise systems and prior experience as the head of the audit committee and, later, as Chairman of the Board, for Insurance Auto Auctions (NASDAQ listed) that is important to the Board's consideration of strategic matters and corporate governance practices.

Lee D. Roberts has been a director of the Company since January 2008 and currently serves as Chairman of the Compensation Committee. Since October 2008, Mr. Roberts has been President and CEO of BlueWater Consulting, LLC. Prior to that, Mr. Roberts was Vice President and General Manager, Content Management at IBM from October 2006 to September 2008 and Chairman and CEO of FileNet Corporation prior to its acquisition by IBM in 2006. Mr. Roberts joined FileNet in 1997 as President and Chief Operating Officer, was appointed Chief Executive Officer of the company in 1998 and added the title of Chairman in 2002. Since 2011, Mr. Roberts has served on the board of directors of Varolii Corporation, where he is a member of the audit and compensation committees.  Mr. Roberts has served on the compensation committee of the board of directors of Embarcadero Technology since 2009, the audit and the compensation committees of the board of directors of Noetix Corporation since 2001, and the audit and compensation committees of the board of directors of Integrien Corporation since 2010. The Board nominated Mr. Roberts to serve as a director because of his extensive executive management experience which enables him to provide strategic counsel important to the Board in its oversight of management. Also, Mr. Robert's financial expertise brings an understanding of strategy, finance, and mergers and acquisitions that is an important aspect of the makeup of our Board of Directors.

Peter R. van Cuylenburg has been a director of the Company since November 1997 and currently serves as Lead Director and Chairman of the Audit Committee and the Governance Committee. From the beginning of 2000 until the present time, Dr. van Cuylenburg has practiced as an independent advisor to several high-technology companies, involving a variety of concurrent Board memberships listed below and a part-time role as a General Partner in a venture capital fund. He is presently a Director of Verimatrix, Inc. a privately-held company (since June 2006) and a General Partner in Crescendo Ventures (since December 2004). Previously Dr. van Cuylenburg was President and Chief Operating Officer of InterTrust Technologies Corporation from October 1999 to December 1999 and advisor to its Chairman from December 1999 to December 2000. Dr. van Cuylenburg served as President of Quantum Corporation's DLTtape and Storage Systems Group (DSS) from September 1996 to October 1999. Past board memberships include: ARC International plc (LSE:ARK), Transitive Technologies Ltd., JNI Inc (JNIC), Peregrine Systems Inc. (PRGNQ), ClearSpeed Technologies Group plc, SealedMedia Ltd., Anadigm Ltd., Elixent Ltd., Mitel Corporation (MLT), Dynatech Corporation, NeXT Computer, Inc., and Cable and Wireless plc. Dr. van Cuylenburg's career includes executive posts at Xerox Corporation, NeXT Computer, Inc., Cable and Wireless plc., and Texas Instruments. The Board nominated Dr. van Cuylenburg to serve as a director of the Company because of his experience over the past 25 years as a Chairman, CEO, President and EVP of various high technology companies. His leadership skills, experience with strategic, operational and financial issues, and service on the boards of a variety of public companies, including various audit, compensation and governance committees, is important to the Board's oversight of strategy, risk management, compensation and corporate governance practices.

EXECUTIVE OFFICERS

Set forth below is certain biographical information concerning our executive officers, except for biographical information regarding Karl F. Lopker and Pamela M. Lopker which is provided above under the heading "Information Concerning the Nominees for Election."

Daniel Lender was first appointed Executive Vice President and Chief Financial Officer in July 2003. Previously, he served as QAD's Vice President of Global Sales Operations and Vice President of Latin America. Mr. Lender joined QAD in 1998 as Treasurer following a nine-year tenure with the former Republic National Bank of New York, last serving as Vice President and Treasurer of the Bank's Delaware subsidiary. He earned a master of business administration degree from the Wharton School of the University of Pennsylvania and a bachelor of science degree in applied economics and business management from Cornell University.

Gordon Fleming has served as Executive Vice President and Chief Marketing Officer since December 2006. Previously, he served in a number of roles including Vice President of Vertical Marketing and Managing Director of QAD Australia Pty. Ltd. Mr. Fleming joined QAD as a Sales Manager in July 1995, working in the Australian subsidiary. Mr. Fleming began his career as a telecommunications engineer working in both the United Kingdom and Nigeria. Later Mr. Fleming moved into corporate finance holding sales and marketing roles with Barclays plc and Schroders plc. Mr. Fleming is a Member of the Institute of Electrical and Electronic Engineers (IEEE) and studied at Worthing College of Technology, UK.

Kara L. Bellamy has served as Senior Vice President, Corporate Controller and Chief Accounting Officer since January 2008. Previously, she served as QAD's Corporate Controller beginning December 2006. She joined QAD as Assistant Corporate Controller in July 2004 after working for Somera Communications, Inc. as its Corporate Controller from 2002 through 2004. Ms. Bellamy worked at the public accounting firm of Ernst & Young from 1997 to 2002. She is a Certified Public Accountant (Inactive) and received a bachelor of arts degree in business economics with an accounting emphasis from the University of California, Santa Barbara.

CORPORATE GOVERNANCE AND RELATED MATTERS

Board of Directors

Our Board of Directors currently has six members to be elected at the 2012 Annual Meeting and no vacancies. All directors are elected annually for a term of one year that expires at the subsequent Annual Meeting.

Director Independence

Four current directors, Mr. Adelson, Mr. O'Malia, Mr. Roberts and Dr. van Cuylenburg, are non-management directors and are each "independent" directors as defined under Rule 5605 of the NASDAQ Stock Market listing standards. Mr. O'Malia, Mr. Roberts and Dr. van Cuylenburg have each been designated by the Board of Directors as Audit Committee "financial experts." Dr. van Cuylenburg has been elected by the independent directors as Lead Director. Two directors are management directors, including Mr. Lopker, CEO, and Ms. Lopker, President and Chairman of the Board.

If stockholders or other interested parties wish to communicate with the full Board, the independent directors as a group or any individual director, they may write to QAD Inc., 100 Innovation Place, Santa Barbara, California 93108, Attention: Corporate Secretary or email to directors@qad.com. Further information on how to contact our Board is available through our investor relations Internet site at www.qad.com, under "Investor Relations — Corporate Governance."

Board Leadership Structure

The Board believes that Mr. Lopker and Ms. Lopker are best suited to serve as the Company's CEO and President/Chairman of the Board, respectively, because of their extensive knowledge of the Company's business, industry and customers, and are thus most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. The Board believes that having Mr. Lopker and Ms. Lopker in the roles of CEO and President/Chairman respectively, promotes strategy development and execution and fosters greater communication between management and the Board, which are essential to effective governance.

One of the key responsibilities of the Board is to develop strategic direction and hold management accountable for the execution of strategy once it is developed. The Board believes that having Mr. Lopker and Ms. Lopker in the roles of CEO and President/Chairman, respectively, together with a lead director having the duties described below, is in the best interest of the Company's stockholders because this arrangement provides the appropriate balance between strategy development and oversight of management.

Lead Director

Dr. van Cuylenburg serves as the independent lead director for all meetings of the non-management directors held in executive session. He was elected lead director in April 2008. The role of the independent lead director is, among other things, to establish agendas for such executive sessions in consultation with the other directors; to serve as a liaison between the independent directors and the Chairman and the CEO in matters relating to the Board as a whole (although all independent directors are encouraged to freely communicate with the Chairman, the CEO and other members of management at any time); to review meeting schedules to help ensure there is sufficient time for the discussion of all agenda items; to call meetings of the independent directors as appropriate; and to be available, as appropriate, for consultation and direct communications with stockholders.

Executive Sessions

The independent directors of the Board are scheduled to meet in executive session, without the Chairman or the CEO present, at every regularly scheduled Board meeting and at additional times as appropriate. They met in executive session on five occasions during fiscal year 2012.

Board of Directors Meetings

Our business, property and affairs are managed under the direction of our Board of Directors. Members of our Board are kept informed of our business through discussions with our President, CEO and other officers and members of management, by reviewing materials provided to them, by visiting our offices and by participating in meetings of the Board and its committees. During fiscal year 2012, the Board of Directors held four regularly scheduled meetings. All current directors attended at least 75% of the aggregate of all meetings of the Board of Directors and of the standing committees of which each director was a member during fiscal year 2012. It is the Company's policy that all members of the Board should attend the Company's Annual Meeting of Stockholders unless extraordinary circumstances prevent a director's attendance. All directors were in attendance at the 2011 Annual Meeting.

Standing Committee Meetings

The Board appoints committees to help carry out its duties. In particular, Board committees work on key issues in greater detail than would be possible at full Board meetings. Each committee reviews the results of its meetings with the full Board. There are currently three standing committees: Audit, Compensation and Governance.

Standing Committee Membership (* Indicates Chair)

Audit Committee (1)	Compensation Committee (2)	Governance Committee (3)
Thomas J. O’Malia	Peter R. van Cuylenburg	Thomas J. O'Malia
Lee D. Roberts	Scott J. Adelson	Lee D. Roberts
Peter R. van Cuylenburg*	Thomas J. O'Malia	Peter R. van Cuylenburg*
Lee D. Roberts*

(1)	Dr. van Cuylenburg replaced Mr. O’Malia as Chairman of the Audit Committee on June 8, 2011.
(2)	Mr. Roberts replaced Dr. van Cuylenburg as Chairman of the Compensation Committee on June 8, 2011.
(3)	Dr. van Cuylenburg replaced Mr. O’Malia as Chairman of the Governance Committee on June 8, 2011

The functions performed by these committees are summarized below.

Audit Committee

The Audit Committee assists the Board in its oversight of management's fulfillment of its financial reporting and disclosure responsibilities and its maintenance of an appropriate internal control system. It also appoints the registered public accounting firm to serve as the Company's independent auditor and oversees the activities of the Company's internal audit function and compliance function. The current Audit Committee members are Dr. van Cuylenburg, Mr. O'Malia and Mr. Roberts.

The Audit Committee is responsible for the appointment, compensation, retention and oversight of the independent auditor engaged to prepare or issue audit reports on the financial statements and internal control over financial reporting of the Company. The Audit Committee relies on the expertise and knowledge of management, the internal auditors and the independent auditor in carrying out its oversight responsibilities. The Audit Committee's specific responsibilities are delineated in the Audit Committee Charter. The Audit Committee met five times during fiscal year 2012, including meetings to review and discuss each quarterly earnings release prior to its announcement.

Audit Committee Independence and Financial Literacy

All members of the Audit Committee are independent directors. The Board of Directors has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Committee, qualifies as an "audit committee financial expert" as that term is defined in the requirements of the Sarbanes-Oxley Act and meets the independence and financial literacy requirements of the NASDAQ Stock Market.

Compensation Committee

The current Compensation Committee members are Mr. Roberts, Mr. Adelson, Mr. O'Malia and Dr. van Cuylenburg, each of whom is "independent" as the term is defined in Rule 5605 of the NASDAQ Stock Market listing standards.

The primary responsibilities of the Compensation Committee are to:

●	establish and review the general compensation policies applicable to the Chief Executive Officer, Chief Financial Officer, President and other executive officers;

●	review and approve the level of compensation for the executive officers;

●	review and advise the Board concerning the performance of the executive officers;

●
review and advise the Board concerning compensation practices and trends in order to assess the adequacy and competitiveness of the executive compensation programs among comparable companies in the Company's industry;

●	ensure that senior executive incentive plans are administered in a manner consistent with the Company's compensation strategy;

●	administer the stock compensation programs; and

●	review and recommend employment agreements for management and severance arrangements for senior executive officers.

The Compensation Committee's role includes producing the report on executive compensation. The specific responsibilities and functions of the Compensation Committee are delineated in the Compensation Committee Charter. The Compensation Committee met six times during fiscal year 2012.

Compensation Committee Interlocks and Insider Participation

None of QAD's executive officers currently serves as a director or member of the compensation committee, or of any other committee, of any board of directors of any other entity.

Governance Committee

The members of the Governance Committee are Dr. van Cuylenburg, Mr. O'Malia and Mr. Roberts. The Governance Committee is responsible for the administration of the Company's Code of Business Conduct, continuing Board education, annual evaluations of the Board and its committees, and the annual review of the Company's compliance with NASDAQ governance standards of the NASDAQ Stock Market. QAD's Board believes strongly that good corporate governance accompanies and greatly aids our long-term business success. This success has been the direct result of QAD's key business strategies, people development programs emphasizing "pay for performance" and the highest business standards. QAD's Board has been at the center of these key strategies, helping to design and implement them and seeing that they guide the Company's operations.  The specific responsibilities of the Governance Committee are described in the Governance Committee Charter.  The Governance Committee met once during fiscal year 2012.

Nominating Procedures

The Board does not have a formal nominating committee. QAD is a "controlled company" as such term is used in the NASDAQ Stock Market rules and, accordingly, is exempted from certain regulations pertaining to the director nomination process. Please see "Exemptions for a Controlled Company Election" on page 4 of this proxy statement. The Board has determined that director nominees be recommended for the Board's selection by a designated committee of one or more directors. These directors do not operate under a charter, but meet as appropriate to recommend nominees to the Board for service on the Company's Board of Directors and to recommend to the Board such persons to fill any vacancy that may arise between Annual Meetings of the Stockholders. The directors nominated for election identified in this proxy statement were nominated unanimously by the full Board.

When evaluating potential director nominees, the committee designated by the Board considers the listing requirements of the NASDAQ Stock Market as well as a potential nominee's personal and professional integrity, experience in corporate management, time available for service, experience in the Company's industry, global business and social perspective, experience as a board member of another publicly-held company, ability to make independent analytical inquiries and practical business judgment. The Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the committee strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, and expertise to oversee the Company's business. After potential nominees are evaluated, the committee designated by the Board makes recommendations regarding nominations to the Board. The committee may retain, at the Company's expense, any independent search firm, experts or advisors that it believes are appropriate in connection with the nomination process.

The policy of the Board is to have the Board consider properly submitted stockholder recommendations for candidates for membership to the Board. In evaluating nominees recommended by stockholders, the Board will utilize the same criteria used for nominees initially proposed by the Board members. If a stockholder wishes to nominate directors for election to the Board at next year's Annual Meeting, nominations must comply with Section 2.7 of our bylaws, including the deadlines set forth on page 36 of this proxy under "Requirements for Stockholder Proposals to be Brought Before the Annual Meeting," and must also be submitted in writing to the following address:

QAD Inc.
100 Innovation Place
Santa Barbara, CA 93108
Attention: Corporate Secretary

Charters for Board Committees

Each of the Audit Committee, the Compensation Committee and the Governance Committee has a committee charter. The committee charters describe the purpose, responsibilities, structure and operations of each committee. Copies of the committee charters are available on the Company's Internet site at www.qad.com, under "Investor Relations — Corporate Governance."

Risk Oversight

The Board has an active role, as a whole and at the committee level, in overseeing management of the Company's risks. The Board regularly reviews the Company's operations and the associated risks.

●
The Audit Committee is responsible for overseeing general risk management. It periodically reports to the Board regarding briefings provided by management as well as the Audit Committee's own analysis and conclusions regarding the adequacy of the Company's risk management processes, including adequacy of the system of internal controls.

●
The Compensation Committee is responsible for overseeing the management of risks arising from the Company's compensation policies and practices. The Compensation Committee has determined that compensation policies and practices for the Company's employees are not reasonably likely to have a material adverse effect on the Company.

Both committees rely on management to be responsible for day-to-day risk management, including the monitoring of material risks facing the Company, such as strategic risks, operational risks, financial risks and legal and compliance risks. In addition, the Board encourages management to promote a corporate culture that incorporates risk management into the Company's corporate strategy and day-to-day business operations. The Board also works, with the input of the Company's executive officers, to assess and analyze the most likely areas of future risk for the Company.

Code of Business Conduct and Code of Ethics

The Board sponsors the Company's "Code of Business Conduct," (the "Code of Business Conduct"), first issued in 1998, which promotes the highest ethical standards in all of the Company's business dealings. The Code of Business Conduct applies to the Company's directors and employees, including the Chief Executive Officer, the Chief Financial Officer and the Chief Accounting Officer. The Board has also adopted a "Code of Ethics for the Chief Executive Officer and Senior Financial Officers of QAD Inc." (the "Code of Ethics") in order to satisfy the SEC's requirements for a code of ethics for senior financial officers. The Code of Business Conduct and the Code of Ethics are available on the Company's Internet site at www.qad.com, under "Investor Relations — Corporate Governance."

Management's Compliance Committee

Management has established a Compliance Committee composed of certain executive and non-executive officers to oversee the Company's compliance with its obligations related to certification of appropriate disclosure controls and internal controls over financial reporting. The Compliance Committee administers a set of procedures to oversee such compliance, including a requirement that certain members of management sign certifications each fiscal quarter that, to their knowledge, the operations within their span of control are fairly presented and appropriate internal controls are in place to ensure the accuracy of such results. The Compliance Committee typically meets at least twice quarterly and may meet more often if needed.  In fiscal year 2012, the Compliance Committee met eight times, and has reported its findings to the Audit Committee in each quarter of fiscal year 2012.

 Employee Complaint Procedure and Code of Ethics

With oversight from the Audit Committee, the Company has established procedures to receive, retain and address employee complaints communicated to QAD. These procedures include a confidential hotline to answer employees' ethics questions and to report employees' ethical concerns and incidents including, without limitation, concerns about (i) accounting, internal controls or auditing matters and (ii) legal and regulatory compliance matters. This hotline is available 24 hours a day, seven days a week, and callers may choose to remain anonymous.

The Board has approved, and the Company has adopted, the "Code of Ethics for the Chief Executive Officer and Senior Financial Officers of QAD Inc.," a copy of which is available on the Investor Relations section on the Company's Internet site at www.qad.com.

Availability of Corporate Governance Information

For additional information on our corporate governance, including Board committee charters and our Code of Business Conduct and Code of Ethics, visit our investor relations Internet site at www.qad.com, under "Investor Relations — Corporate Governance." Each of these documents is also available in print, free of charge, to any stockholder who requests it by writing to QAD Inc., 100 Innovation Place, Santa Barbara CA 93108, Attention: Investor Relations or email to investor@qad.com.

DIRECTOR COMPENSATION

Director Compensation Overview

Our directors play a critical role in guiding QAD's strategic direction and overseeing the management of the Company. We seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities as directors of the Company. The many responsibilities and risks and the substantial time commitment of being a director of a public company require that we provide adequate incentives for our directors' continued performance by paying compensation commensurate with our directors' workload. While our employee directors are not separately compensated for being on the Board, our non-employee directors are compensated based upon their respective levels of Board participation and responsibilities, including service on Board committees. Annual cash retainers and equity grants to the non-employee directors are intended to correlate with the responsibilities of each such director.

Non-Employee Director Cash Retainer and Meeting Fees

For fiscal year 2012, each of our non-employee directors received the applicable retainers and fees set forth below for serving as a chair or a member of one or more of the standing committees of the Board.

	Standing Committee Fees
	2/1/11 To 5/31/11 ($)	6/1/11 To 1/31/12 ($)
Annual Board Member Retainer	40,000	40,000
Lead Director Supplemental Retainer	10,000	20,000
Annual Committee Member Retainer:
Audit Committee	10,000	10,000
Compensation Committee	5,000	7,500
Governance Committee	—	—
Annual Committee Chair Retainer:
Audit Committee	15,000	15,000
Compensation Committee	10,000	10,000
Governance Committee	—	—
Fee per Board Meeting:
In excess of 8 per fiscal year	1,500
In person per meeting		2,000
By telephone per meeting		1,000
Fee per Committee Meeting:
Audit Committee
In excess of 8 per fiscal year	1,500
In person per meeting not held concurrently		2,000
By telephone per meeting not held concurrently		1,000
Compensation Committee
In excess of 8 per fiscal year	1,500
In person per meeting not held concurrently		2,000
By telephone per meeting not held concurrently		1,000
Governance Committee
When not held concurrently	1,500
In person per meeting not held concurrently		2,000
By telephone per meeting not held concurrently		1,000

The Board instituted meeting fees during fiscal year 2012 effective as of the June 7, 2011 Board meeting.  A Board member will receive $2,000 for each Board and committee meeting attended in person and $1,000 for each such meeting attended via telephone.  However, separate fees will not apply to any committee meetings held in conjunction with a regularly scheduled Board meeting or another committee meeting. From time to time, the Board forms special ad hoc committees to perform various functions on behalf of the Board. At times, fees may be paid for services on such committees.  Directors are also reimbursed for direct expenses relating to their activities as members of the Board of Directors.

Non-Employee Director Equity Compensation

The Board of Directors approved an equity compensation plan for the non-employee Board members that provided for the following additional equity compensation for fiscal year 2012:

●
For each non-employee Board member, an annual grant of 4,000 restricted stock units ("RSUs") of Class A common stock subject to annual vesting in equal amounts over a period of four years with a grant date of the date of the Annual Meeting of Stockholders; and

●	For each new non-employee Board member, a one-time grant of 6,000 RSUs of Class A common stock subject to annual vesting in equal amounts over a period of four years.

For fiscal year 2013 and going forward, the Board of Directors approved an equity compensation plan for the non-employee Board members that provides for the following additional equity compensation:

●
For each non-employee Board member, an annual grant of 4,000 shares of Class A common stock that is fully vested on the date of grant with a grant date of the date of the Annual Meeting of Stockholders; and

●
For each new non-employee Board member, a one-time grant of 6,000 shares of Class A common stock that is fully vested on the date of grant with a grant date on or about the date of such Board member's appointment to the Board and a pro-rata portion of the annual grant of 4,000 shares of Class A common stock, based upon such Board member's time of service on the Board since the date of appointment through the date of the Annual Meeting of Stockholders, that is fully vested on the date of grant with a grant date of the date of the Annual Meeting of Stockholders.

During fiscal year 2012, the Board revised equity compensation for the non-employee Board members in the following manner:

●
The Board accelerated the vesting of several tranches of Mr. Cunningham’s RSUs (800 Class A and 200 Class B originally vesting June 9, 2011, 800 Class A and 200 Class B originally vesting June 10, 2011 and 467 Class A and 117 Class B originally vesting June 18, 2011) to June 1, 2011 from their original vesting dates later in June 2011.  This was done because Mr. Cunningham was not standing for re-election on June 7, 2011.  Accordingly, these tranches would not otherwise have vested.  It is the board’s intention that a director that does not stand for re-election should not forfeit as unvested, those RSU tranches that would not otherwise vest due to the date of the annual stockholder’s meeting in the year in which such director does not stand for re-election being earlier in the year than was the case when the RSUs were granted.

●
The Board did not wish to address the situation described immediately above on an ad hoc basis. Therefore, the Board accelerated the vesting of all existing tranches of RSU grants to non-employee directors that were granted on the date of an annual meeting of stockholders, to June 1 of the year in which each tranche would otherwise vest.  In addition, future annual equity awards to non-employee directors that are granted on the date of the annual stockholder meeting would be subject to vesting on June 1 of the relevant year.

●
The Board adopted stock ownership guidelines for non-employee directors in conjunction with the revisions to the cash compensation of non-employee directors.  See “Non-Employee Director Cash Retainer and Meeting Fees” above for details on revisions to the cash compensation of non-employee directors.  The Board determined that each outside Board member should own at least $30,000 in Company stock per year served on the Board from June 2011. Therefore, for purposes of this requirement, all Board members will be measured on an annual basis based on service on the Board from June 2011 and measured starting June 2012, as of the date of the annual stockholder meeting.  SARs, options and unvested RSUs will not be included in determining whether a Board member meets the ownership guidelines.The Company stock ownership requirement is capped at a maximum of $150,000 in Company stock, reached upon serving at least five years on the Board after June 2011.

●
In conjunction with the aforementioned changes to the stock ownership guidelines of non-employee directors, the Board approved accelerating the vesting of existing RSU grants to non-employee Board members from their original four-year vesting schedules to as follows:

	Date of Grant	Number of RSUs	Accelerated Vesting Date
Scott J. Adelson	6/18/2008	1,000	2/1/2012
	6/10/2009	2,000	2/1/2012
	6/9/2010	3,000	2/1/2012
	6/7/2011	4,000	6/1/2012
Thomas J. O’Malia	6/18/2008	1,000	2/1/2012
	6/10/2009	2,000	2/1/2012
	6/9/2010	3,000	2/1/2012
	6/7/2011	4,000	6/1/2012
Lee D. Roberts	6/18/2008	416	2/1/2012
	6/10/2009	2,000	2/1/2012
	6/9/2010	3,000	2/1/2012
	6/7/2011	4,000	6/1/2012
Peter R. van Cuylenburg	6/18/2008	1,000	2/1/2012
	6/10/2009	2,000	2/1/2012
	6/9/2010	3,000	2/1/2012
	6/7/2011	4,000	6/1/2012

The table below sets forth information concerning the compensation of our non-employee Board members for fiscal year 2012.

Non-Employee Director Compensation for Fiscal Year 2012

	Fees Earned or Paid in Cash	Stock Awards	Option/ SAR Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Name	($)	($)(1)	($)	($)	($)	($)	($)
Scott J. Adelson	52,624	37,430	—	—	—	—	90,054
Terence R. Cunningham	20,000	— (2)	—	—	—	—	20,000
Thomas J. O'Malia	66,923	37,430	—	—	—	—	104,353
Lee D. Roberts	67,118	37,430	—	—	—	—	104,548
Peter R. van Cuylenburg	86,702	37,430	—	—	—	—	124,132

(1)
The amounts in this column represent the aggregate grant date fair value of stock awards granted during fiscal year 2012 presented as calculated in accordance with FASB ASC Topic 718. The assumptions used in the valuation of these equity awards are set forth in Note 9, "Stock-Based Compensation," in the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K filed on April 5, 2012. These amounts do not correspond to the actual value that will be realized upon the vesting of the stock awards, or the sale of the common stock underlying such awards.

(2)	Mr. Cunningham did not stand for re-election to the Board of Directors, thus his service on the Board ended June 7, 2011.

Non-Employee Director Outstanding Equity Awards at 2012 Fiscal Year-End

The following table contains information concerning outstanding options, stock appreciation rights ("SARs") and RSUs for each of the non-employee directors as of January 31, 2012.

	Option/SAR Awards			Stock Awards (RSUs)
	Number of Securities Underlying Unexercised Awards That Have Vested (1)	Number of Securities Underlying Unexercised Awards That Have Not Vested	Grant Date Fair Value Per Unit (2)	Number of Shares or Units of Stock That Have not Vested (3)	Grant Date Fair Value Per Unit (2)
Scott J. Adelson	15,000	—	$8.19	1,000	$13.87
				2,000	$5.80
				3,000	$9.25
				4,000	$9.36
Terence R. Cunningham	—	—	—	—	— (4)
Thomas J. O'Malia	15,000	—	$7.77	1,000	$13.87
				2,000	$5.80
				3,000	$9.25
				4,000	$9.36
Lee D. Roberts	—	—	$—	416	$13.85
				2,000	$5.80
				3,000	$9.25
				4,000	$9.36
Peter R. van Cuylenburg	7,500	—	$7.51	1,000	$13.87
	7,500	—	$13.46	2,000	$5.80
	7,500	—	$9.63	3,000	$9.25
				4,000	$9.36

(1)
Of Mr. Adelson’s total of 15,000 vested option awards outstanding, 12,000 are for Class A common stock and 3,000 are for Class B common stock.   Of Mr. O’Malia’s total of 15,000 vested option awards outstanding, 12,000 are for Class A common stock and 3,000 are for Class B common stock.  Of Dr. van Cuylenburg’s total of 22,500 vested option awards outstanding, 18,000 are for Class A common stock and 4,500 are for Class B common stock.

(2)
The amounts in this column represent the grant date fair value per unit of equity awards as calculated in accordance with FASB ASC Topic 718. The assumptions used in the valuation of these equity awards are set forth in Note 9, "Stock-Based Compensation," in the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K filed on April 5, 2012. These amounts do not correspond to the actual value that will be realized by the directors upon the vesting of RSUs, the exercise of stock options or SARs, or the sale of the common stock underlying such awards.

(3)
Of Mr. Adelson’s total of 10,000 RSU awards that have not vested, 8,800 are for Class A common stock and 1,200 are for Class B common stock.  Of Mr. O’Malia’s total of 10,000 RSU awards that have not vested, 8,800 are for Class A common stock and 1,200 are for Class B common stock.  Of Mr. Roberts’ total of 9,416 RSU awards that have not vested, 8,333 are for Class A common stock and 1,083 are for Class B common stock.  Of Dr. van Cuylenburg’s total of 10,000 RSU awards that have not vested, 8,800 are for Class A common stock and 1,200 are for Class B common stock.

(4)	Mr. Cunningham did not stand for re-election to the Board of Directors; thus his service on the Board ended June 7, 2011.

STOCK OWNERSHIP AND EQUITY COMPENSATION PLAN INFORMATION

Stock Ownership of Directors, Executive Officers and Certain Beneficial Owners

The following table shows the number of shares of QAD common stock beneficially owned on April 16, 2012 by each executive named in the Summary Compensation Table on page 29 and each non-employee director. The table also shows any person known to the Company to be the beneficial owner of more than five percent of the Company's common stock as of March 31, 2012. Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, SARs, RSUs, warrants and other rights held by that person that are currently exercisable or become exercisable within 60 days following April 16, 2012, are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the beneficial owner's name.

Ms. Lopker and Mr. Lopker hold the following: 6,946,363 Class A and 1,730,307 Class B shares held jointly in the Lopker Living Trust, 311,479 Class A and 77,833 Class B shares held in trust for their children, 5,084 Class A and 1,247 Class B shares held in the Lopker Family 1997 Charitable Remainder Trust of which Ms. Lopker and Mr. Lopker act as joint trustees, and 175,425 Class A and 19,828 Class B shares held by the Lopker Family Foundation. Ms. Lopker and Mr. Lopker are members of the Board of Directors of the Lopker Family Foundation and officers of the aforementioned Charitable Trust. Ms. Lopker holds 4,168 Class A and 1,028 Class B shares in an IRA account. Mr. Lopker holds 72,573 Class A and 21,048 Class B shares in his name only and Ms. Lopker holds 68,233 Class A and 19,985 Class B shares in her name only. The business address for Ms. Lopker and Mr. Lopker is: c/o QAD Inc., 100 Innovation Place, Santa Barbara, California, 93108.  Ms. Lopker and Mr. Lopker disclaim beneficial ownership of any of the foregoing shares in which they have no pecuniary interest.

The holdings for Roumell Asset Management, LLC ("RAM") and James Roumell (with RAM, “Roumell”) are based on a Form 13G/A filed with the SEC on February 8, 2012 showing shares owned as of December 31, 2011. The address for Roumell is 2 Wisconsin Circle, Suite 660, Chevy Chase, Maryland 20815.

The holdings for Palogic Value Management, L.P. ("Palogic") are based on a Form 13G/A filed with the SEC on February 3, 2012 showing shares owned as of December 31, 2011. The address for Palogic is 1700 Pacific Avenue, Suite 4535, Dallas, Texas 75201.

	Class A				Class B
Beneficial Owner	Shares Owned		Options/SARs/ RSUs Vested or Vesting Within 60 Days	Percentage of Outstanding	Shares Owned		Options/SARs/ RSUs Vested or Vesting Within 60 Days	Percentage of Outstanding
Pamela M. and Karl F. Lopker	7,583,325		380,000	61.04%	1,871,276		95,000	60.33%
Scott J. Adelson	13,286		16,000	0.23%	3,267		3,000	0.20%
Thomas J. O'Malia	14,386		16,000	0.24%	3,531		3,000	0.21%
Lee D. Roberts	5,811		4,000	0.08%	2,368		0	0.07%
Peter R. van Cuylenburg	219		22,000	0.18%	21		4,500	0.14%
Daniel Lender	53,474		26,636	0.63%	7,412		5,097	0.39%
Gordon Fleming	7,192		16,796	0.19%	1,752		3,700	0.17%
Kara L. Bellamy	3,043		12,395	0.12%	744		2,724	0.11%
All Executive Officers and Directors as a Group	7,680,736		493,827	62.11%	1,890,371		117,021	61.18%
The Roumell Asset Management Group	871,165	(1)	-	6.88%	254,521	(1)	-	8.04%
Palogic Value Management, L.P.	-		-	-	229,620		-	7.26%

(1)
Includes 865,405 Class A and 253,081 Class B shares held by RAM and 5,760 Class A and 1,440 Class B shares personally owned by James C. Roumell, President of RAM. Mr. Roumell holds a controlling percentage of RAM outstanding voting securities.

Equity Compensation Plan Information

Information as of January 31, 2012 regarding equity compensation plans approved and not approved by stockholders is summarized in the following table:

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a))
Equity compensation plans approved by stockholders	3,284,387 (1)	$11.34 (2)	902,924
Equity compensation plans not approved by stockholders	—	—	—
Total	3,284,387	$11.34	902,924

(1)	Includes 2,870,692 shares issuable upon the exercise of outstanding stock options or shares subject to SARs and 413,695 shares issuable upon vesting of outstanding RSUs.

(2)	The weighted-average exercise price does not include outstanding RSUs.

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

The following Compensation Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filings under the Securities Act or the Exchange Act, except to the extent that QAD specifically incorporates it by reference into such filing.

The Board of Directors has established a Compensation Committee of four independent directors to assist in the oversight and governance of compensation for the Named Executives.  The Compensation Committee has the duties and powers as described in its written charter as adopted by the Board and available on the Company’s website.  The members of the Compensation Committee are Peter R. van Cuylenburg, Scott J. Adelson, Thomas J. O’Malia and Lee D. Roberts.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section of this proxy statement with QAD’s management as required by Item 402(b) of Regulation S-K. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in our proxy statement and incorporated by reference into our Annual Report on Form 10-K for the year ended January 31, 2012 filed with the SEC on April 5, 2012.

Submitted by:	Lee D. Roberts, Chairman Scott J. Adelson Thomas J. O'Malia Peter R. van Cuylenburg

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

QAD’s executive compensation program applies to the following named executive officers (“Named Executives”):

Karl F. Lopker	Chief Executive Officer
Pamela M. Lopker	President
Daniel Lender	Executive Vice President and Chief Financial Officer
Gordon Fleming	Executive Vice President and Chief Marketing Officer
Kara L. Bellamy	Senior Vice President and Chief Accounting Officer

QAD’s compensation objectives for Named Executives are to:

●	attract and retain highly talented and productive executives;
●	align the interests of the Named Executives with the interests of the stockholders;
●	provide incentives for the Named Executives to achieve strategic and financial goals; and
●	reward the Named Executives for performance that enhances stockholder value.

When making compensation decisions, the Compensation Committee considers the elements of base salary (“Base Salary”), short-term cash incentives (“Cash Bonus”) and long-term equity awards in the form of RSUs and/or SARs (“Equity Awards”) collectively in order to determine the total compensation for each Named Executive. Base Salary is the only fixed element and provides baseline compensation for the Named Executives.  The Compensation Committee sets compensation for the Named Executives so their individual components as well as their total compensation packages are within the market range for their individual positions and are internally consistent with the compensation packages of the other Named Executives relative to their positions in the Company.  The Compensation Committee focuses the Named Executives on achieving superior annual and long-term performance by structuring their compensation mix so that a substantial part of their potential compensation is tied to achieving positive returns for our stockholders.

●	Base Salary is established at a level that is competitive with our peer companies and reflects the role, experience and performance of each Named Executive.

●
Cash Bonus focuses the Named Executives on the Company’s annual and long-term performance by linking it to (i) each Named Executive’s performance in areas subject to such Named Executive’s individual responsibility, (ii) the contributions of each Named Executive in achieving the Company’s strategic plan, and (iii) the Company’s achievement of its financial goals for the year.

●	Equity Awards focus the Named Executives on the Company’s long-term stock performance by virtue of annual vesting over a four-year period.

The Compensation Committee established fiscal year 2012 compensation targets for the Named Executives based on the Company’s annual operating plan. Individual Named Executive compensation packages took into account the following factors:

●	Assessment of financial and personal results achieved, leadership demonstrated and challenges faced during fiscal year 2012 by the Named Executive;

●	Compensation history and existing equity interest for each Named Executive;

●	Relative compensation among the Named Executives and other senior executives within the Company;

●	Estimates of costs and disruption that would be incurred to hire replacements for each Named Executive;

●	Competitive market analysis and peer group data; and

●	Complexity of each Named Executive’s role as compared to the standard role of a position with the same title.

Executive Compensation Philosophy

Compensation of the CEO and President

QAD is a “controlled company” with a majority of the outstanding voting stock controlled by the two individuals currently holding the offices of President and CEO. Ms. Lopker is the President and the founder of QAD and Mr. Lopker is the CEO of QAD and the husband of Ms. Lopker. Together, they have been the leaders of QAD throughout its growth from a private company to a public multinational enterprise. They remain the majority stockholders and continue to provide active leadership in the strategic direction and day to day operations of the Company. The Compensation Committee has determined that due to the crossover in the roles they perform in setting the direction of the Company, determining our product strategy and interfacing with key customers, they are to be compensated equally.

Cash compensation for each of Mr. Lopker and Ms. Lopker includes a Base Salary plus a Cash Bonus incentive equal to 100% of Base Salary. For fiscal year 2012, 70% of each of their respective Cash Bonus opportunities was based on QAD financial performance, weighted by the Customer Satisfaction Multiplier as described below under “Customer Satisfaction Multiplier.”  The financial performance opportunity consisted of 40% based on actual revenue relative to planned revenue (non-GAAP) for the fiscal year, 40% based on contribution margin (non-GAAP) relative to the plan for the fiscal year, and 20% based on results related to the Company’s goals for days sales outstanding (“DSO”). 21% of the Cash Bonus payout for financial performance was made each quarter related to quarterly results and 16% was made on an annual basis related to annual performance.  The remaining 30% of their Cash Bonus opportunity was based on individual performance against the Company’s strategic plan as determined in the discretion of the Compensation Committee, weighted by the Customer Satisfaction Multiplier.

Because of their majority ownership, the personal motivation of Mr. Lopker and Ms. Lopker is more focused on equity rather than cash. The Compensation Committee believes that this focus on equity is a positive factor because it more closely aligns the interests of Mr. Lopker and Ms. Lopker with the interests of other stockholders. Therefore, when determining the compensation mix for Mr. Lopker and Ms. Lopker, the Compensation Committee places greater emphasis on the equity portion of their total compensation package as compared to the other Named Executives.

  Compensation of Other Named Executives

The other Named Executives include Mr. Lender, Mr. Fleming and Ms. Bellamy. Cash compensation for these other Named Executives includes a Base Salary plus a Cash Bonus which is intended to ensure a strong connection between the Named Executive’s compensation and operating results. Mr. Lender had a Cash Bonus opportunity at target equal to 55% of Base Salary, Mr. Fleming had a Cash Bonus opportunity at target equal to 42.45% of Base Salary and Ms. Bellamy had a Cash Bonus opportunity at target equal to 35% of Base Salary.  For fiscal year 2012, 70% of the Cash Bonus opportunity of each of the other Named Executives was based on QAD financial performance, weighted by the Customer Satisfaction Multiplier.  The financial performance opportunity consisted of 40% based on actual revenue relative to the planned revenue (non-GAAP) for the fiscal year, 40% based on contribution margin (non-GAAP) relative to the plan for the fiscal year, and 20% based on results related to the Company’s goals for DSO. 21% of the Cash Bonus payout for financial performance was made each quarter related to quarterly results and 16% was made on an annual basis related to annual performance.

For fiscal year 2012, the remaining 30% of the Cash Bonus of each of the other Named Executives was based on their individual performance against the Company’s strategic plan within the individual Named Executive’s area of responsibility, weighted by the Customer Satisfaction Multiplier. The Compensation Committee exercised its discretion in determining the individual performance of each of the Named Executives, which may be supplemented by additional matters addressed by a Named Executive during the course of the year that were not part of the initial strategic plan.

Equity Awards are used as long-term incentives for the other Named Executives and are intended to align the interests of the other Named Executives with QAD’s strategic goals and the interests of stockholders.

Benchmarking of Compensation

To ensure the compensation of the Named Executives is market competitive, pay levels for the Named Executives are benchmarked against published survey data from AON Corporation and Equilar, Inc. and the compensation practices of the Compensation Peer Group (as defined below). A review of publicly-traded companies is conducted each year to determine appropriate companies for possible inclusion in the Compensation Peer Group.  Equilar data is used to identify candidates by reviewing proxies of technology companies that compete with QAD or have other characteristics that make them suitable for comparison with the Company, have similar revenues and employ a similar employee base population.  A list of potential candidates for inclusion in the Compensation Peer Group, along with three years of each company’s financial performance, is presented to the Compensation Committee.  The Compensation Peer Group is selected from this list by including companies that are most likely to compete against the Company in the market for executive talent. For fiscal year 2012, the Compensation Peer Group consisted of the following companies:

Actuate Corporation	Dealertrack Holdings, Inc.	Perficient, Inc.
Advent Software, Inc.	Deltek, Inc.	Progress Software Corporation
Ariba, Inc.	Epicor Software Corporation	Radiant Systems, Inc.
Aspen Technology, Inc.	EPIQ Systems, Inc.	S1 Corporation
Blackbaud, Inc.	Magma Design Automation Inc.	SolarWinds, Inc.
Callidus Software Inc.	Manhattan Associates, Inc.	SuccessFactors, Inc.
CommVault Systems, Inc.	Microstrategy, Inc.	Taleo Corporation
Concur Technologies, Inc.	Openwave Systems Inc.	Ultimate Software Group, Inc.
Datalink Corporation	Pegasystems Inc.	Websense, Inc.

To market check the appropriate compensation for the Named Executives, the Compensation Committee reviews points of similarity between the Company and the companies within the Compensation Peer Group based on factors such as industry segment, size when measured by market capitalization and/or revenue, or growth expectations.  For each Named Executive, each element of their compensation mix, as well as their total direct compensation, is compared against market data. The Compensation Committee reviews the survey data and the compensation practices of the Compensation Peer Group and verifies that the compensation of each of the Named Executives is reasonable compared to compensation paid for similar positions in the Compensation Peer Group.  The Compensation Committee also compares the compensation of each of the Named Executives with data from other senior executives within the Company in order to maintain internal equity with respect to cash and equity compensation packages in effect for all senior executives.

Elements of the Executive Compensation Program

The compensation packages provided to each of the Named Executives for fiscal year 2012 consisted of three major elements: (1) Base Salary, (2) Cash Bonus and (3) Equity Awards. The Named Executives also participated in QAD’s benefits program and certain Named Executives have change in control and termination benefits commensurate with market practices.

Base Salary

QAD strives to be market competitive and to set Base Salary at a level that is appropriate for each Named Executive’s role. Merit, experience, skills and level of performance are all considered when setting Base Salary. The Chief People Officer and the CEO evaluate the Base Salary for Mr. Lender, Mr. Fleming and Ms. Bellamy, based on an internal assessment of the scope and responsibility of their positions. The chairman of the Compensation Committee, with input provided by the Chief People Officer, evaluates the Base Salary of the CEO and the President. A market check of Base Salary is performed by reviewing similar roles identified in a combination of Compensation Peer Group data and market surveys. The Compensation Committee is then presented with the results of the evaluations and sets each Named Executive’s Base Salary for the year at a level which the Compensation Committee believes is market competitive for such Named Executive’s position. In general, a Named Executive with less experience in a position is paid at a lower level compared to the market than a Named Executive who has been in a role for many years and has highly developed skills and performance history.

Cash Bonus

The Cash Bonus is an “at risk” variable component of the compensation mix for each Named Executive and is designed to encourage the Named Executives to contribute to meeting the Company’s financial targets and perform at a high level in their individual areas of responsibility. The Chief People Officer and the CEO evaluate the Cash Bonus amount as a percentage of Base Salary for Mr. Lender, Mr. Fleming and Ms. Bellamy, based on internal assessment of the scope and responsibility of each of their positions. The chairman of the Compensation Committee, with input provided by the Chief People Officer, performs a similar analysis for Mr. Lopker and Ms. Lopker. The market competitiveness of the Cash Bonus for each Named Executive is compared to similar roles identified in a combination of Compensation Peer Group data and market surveys. The Compensation Committee then sets each Named Executive’s Cash Bonus target for the year based on the evaluation presented. In general, the Cash Bonus component of a Named Executive with less experience in a position is a lower dollar target than that of a Named Executive who has been in a role for many years and has highly developed skills and performance history. The Cash Bonus opportunity is weighted in favor of the achievement of QAD’s financial targets over individual performance in order to focus the Named Executives on achieving the Company’s financial targets, which the Company believes are aligned with providing shareholder value.   For fiscal year 2012, 70% of each Named Executive’s Cash Bonus opportunity was based on achievement of Company financial goals, while the other 30% was based on individual performance. The portions of the Cash Bonus achieved by measurement of financial goals and by individual performance were each multiplied by the Customer Satisfaction Multiplier.

Customer Satisfaction Multiplier

The Cash Bonus computation for Named Executives, as well as for all other employees except certain sales and services personnel, includes a component that focuses our employees on customer service by adjusting the Cash Bonus for the degree of customer satisfaction with QAD.  This component, called the Customer Satisfaction Multiplier, is applied to both the portion of the Cash Bonus that is based on QAD’s financial goals and the portion based on individual performance.  Historically, we have conducted a customer satisfaction survey twice per year with half of the customer contacts surveyed in each round.  This survey encompasses a number of questions across the Company’s business departments and we take the average of the customer scores for a final determination of the Customer Satisfaction Multiplier. A baseline performance was established using fiscal year 2009 customer survey results.  For fiscal year 2012, 100% achievement could be achieved by performing within an acceptable range above or below this 2009 baseline.  Achievement below the bottom of the range would result in the Customer Satisfaction Multiplier being 80%.  Achievement above the top of the range would result in the Customer Satisfaction Multiplier being 120%. The customer surveys conducted during fiscal year 2012 resulted in the Company achieving scores within the range of the fiscal year 2009 baseline and, as a result, the Customer Satisfaction Multiplier was 100% for the year.

Cash Bonus Results

Cash Bonus payments for achieving the Company’s financial goals are based on quarterly and annual non-GAAP targets set in the operating plan for (i) revenue performance (the “Revenue Component” which is 40% of the target payment), (ii) contribution margin (the “Contribution Component” which is 40% of the target payment) and (iii) DSO targets (the “DSO Component” which is 20% of the target payment).  We believed these goals were aggressive, but achievable. As an example, in fiscal year 2012, the Company achieved approximately 104.5% of the combined financial goals of the Cash Bonus. After application of the Customer Satisfaction Multiplier, each Named Executive earned approximately 104.5% of their Cash Bonus opportunity that was based on achievement of Company financial goals.

Revenue Component

●	The fiscal year 2012 quarterly and annual revenue target was established at approximately 13.1% growth over fiscal year 2011 revenue, measured on a non-GAAP basis.
●	90% of the target must be achieved to reach a minimum payout of 50% of the revenue component of the Cash Bonus.
●	If 100% of the target is achieved, payout is 100%.
●	The maximum payout of 300% is made if achievement is 130% of target.

Contribution Component

●	The fiscal year 2012 quarterly and annual contribution target was 10.6% of revenue, measured on a non-GAAP basis.
●	60% of the target must be achieved to reach a minimum payout of 50% of the contribution component of the Cash Bonus.
●	If 100% of the target is achieved, payout is 100%.
●	The maximum payout of 300% is made if achievement is 160% of target.

DSO Component

●	The fiscal year 2012 quarterly DSO target was 70 days for Q1, 65 days for Q2 and Q3, and 60 days for Q4, with no annual component.
●	If achievement in number of days is no greater than 130% of target, a minimum payment of 50% is made.
●	If 100% of the target is achieved, payout is 100% of the DSO component of the Cash Bonus.
●	The maximum payout of 300% is made if achievement in number of days is 65% of target or less.

In all cases, payouts are prorated for performance between the minimum and the target and between the target and the maximum.

The major differences between non-GAAP revenue and GAAP revenue are that:

●	Non-GAAP revenue does not include travel rebill.
●	Non-GAAP revenue includes certain revenue recognition timing differences from GAAP revenue.
●	Non-GAAP revenue is decreased by fees paid to agents and support partners, whereas in the GAAP financial statements these amounts are included as expenses.
●	Non-GAAP revenue includes bookings related to QAD On Demand transactions.

The major differences between non-GAAP contribution and GAAP operating income are that:

●	Non-GAAP contribution does not include expenses related to Equity Awards.
●	Non-GAAP contribution includes certain timing differences from GAAP operating income.
●	Non-GAAP contribution does not include certain amortizations, such as for acquired software and other intangibles from acquisitions.
●	Non-GAAP contribution includes implied margin on “bookings” related to QAD On Demand transactions.

For fiscal year 2012, the achievement of the Company financial goals and Customer Satisfaction Multiplier was approximately:

●	Revenue Component – 96.2%
●	Contribution Component – 92.3%
●	DSO Component – 145.2%
●	Overall Achievement of Financial Goals – 104.5%
●	Customer Satisfaction Multiplier – 100%
●	Total Financial Bonus – 104.5%

The Compensation Committee approved Cash Bonus payments for achievement of Company financial goals as follows:

Name	Target Amount Payable Under Plan ($)	Amount Based on Achievement of Financial Goals ($)	Additional Amount Payable due to Application of Customer Satisfaction Multiplier ($)	Amount Approved by Compensation Committee ($)
Karl F. Lopker	210,000	219,369	0	219,369
Pamela M. Lopker	210,000	219,369	0	219,369
Daniel Lender	154,000	160,871	0	160,871
Gordon Fleming	88,900	92,858	0	92,858
Kara Bellamy	53,900	56,305	0	56,305

Cash Bonus payments for achievement of individual performance goals are generally based on the contribution of each Named Executive to the priorities set out in QAD’s strategic plan.  After fiscal year earnings are released, Named Executives are evaluated on their accomplishments for the year based on strategic goals for their individual areas of responsibility as well as material accomplishments achieved during the year that were not identified at the time strategic goals were set.  This evaluation is a subjective assessment of their accomplishments for the year in the areas for which they are responsible. QAD’s fiscal year 2012 strategic plan included initiatives in the areas of On Demand leadership, ensuring customer success, revenue growth and profitability, and development of employees.  Each Named Officer’s individual goals are set in support of these strategic initiatives.

Mr. Lopker’s and Ms. Lopker’s individual goals related to improving the customer engagement process, enhancing vertical focus, continuing the transformation of services delivery, developing and launching key product functionality, developing key employees, and a number of business development initiatives.  Mr. Lopker and Ms. Lopker shared individual goals and were jointly assessed on achievement against these goals. The Compensation Committee reviewed the accomplishments of Mr. Lopker and Ms. Lopker and approved paying each of them 100% of their Cash Bonus target related to individual performance, subject to the Customer Satisfaction Multiplier of 100%.

Mr. Lender’s individual goals related to simplification of the company’s entity structure, enhancing operational, accounting, legal and tax processes, implementing cost containment initiatives, and supporting business model changes. Mr. Lopker conducted a review of Mr. Lender’s accomplishments and recommended a payment of 120% of his Cash Bonus target related to individual performance, subject to the Customer Satisfaction Multiplier of 100%, which was approved by the Compensation Committee.

Mr. Fleming’s individual goals related to enhancing the company’s vertical marketing initiatives, improving web-marketing activities, leading public relations and messaging efforts, managing key customer events, and supporting business transformation initiatives.  Mr. Lopker conducted a review of Mr. Fleming’s accomplishments and recommended a payment of 100% of his Cash Bonus target related to individual performance, subject to the Customer Satisfaction Multiplier of 100%, which was approved by the Compensation Committee.

Ms. Bellamy’s individual goals related to driving efficiencies on accounting functions and financial processes, leading internal audit initiatives, implementing new required fiscal and regulatory reporting, leading system implementation initiatives, and supporting various business initiatives. Mr. Lender conducted a review of Ms. Bellamy’s accomplishments and recommended a payment of 120% of her Cash Bonus target related to individual performance, subject to the Customer Satisfaction Multiplier of 100%, which was approved by the Compensation Committee.

For fiscal year 2012, the dollar amounts approved by the Compensation Committee as Cash Bonus payments to the Named Executives for achievement of individual performance goals were as follows:

Name	Target Amount Payable Under Plan at 100% ($)	Amount Payable Based on Achievement of Individual Goals ($)	Additional Amount Payable Due to Application of Customer Satisfaction Multiplier ($)	Amount Approved by Compensation Committee ($)
Karl F. Lopker	90,000	90,000	0	90,000
Pamela M. Lopker	90,000	90,000	0	90,000
Daniel Lender	66,000	79,200	0	79,200
Gordon Fleming	38,097	38,097	0	38,097
Kara Bellamy	23,100	27,720	0	27,720

Discretionary Bonus

The Compensation Committee may, on occasion, award discretionary bonuses to the Named Executives.  In fiscal year 2012, no discretionary bonuses were awarded to Named Executives.

Equity Awards

Equity Awards are designed to align the interests of the Named Executives with the interests of stockholders by creating a direct link between compensation and shareholder return.  They are intended to direct the attention of the Named Executives to making strategic decisions and managing Company resources with the objective of increasing stockholder value.  We believe that Equity Awards also further our retention objectives by requiring Named Executives to remain with the Company over the vesting period in order to fully benefit from an Equity Award.

The Company grants Equity Awards to the Named Executives in the form of RSUs and/or SARs with respect to QAD common stock. Though Equity Awards may be granted with respect to either Class A common stock or Class B common stock, generally Class A common stock will be used for Equity Awards. Both RSUs and SARs are commonly used in the software and technology industry and are integral components of competitive compensation packages.  We grant RSUs with a four-year vesting period and upon vesting, each RSU is converted into one share of QAD common stock. The shares awarded, which may be reduced by the number of shares equivalent in value to the required tax withholding, are then transferred to the Named Executive. SARs are granted with a four-year vesting period and an eight-year life at fair market value as of the date of grant. The appreciation on each vested, exercised SAR is paid, net of tax withholding, to the Named Executive in QAD common stock.

Both RSUs and SARs are issued from a Board-approved pool of shares.  The Company limits the size of the pool in relation to the number of outstanding shares in order to limit the potential economic dilution to existing shareholders. The Company also adjusts the size of the pool as required to reflect the number of employees eligible for Equity Awards in a given year.  Historically, the size of the pool has been less than 5% of outstanding shares.  The Company’s general philosophy is to issue a mix of RSUs and SARs to management and senior level employees and to issue RSUs to non-management employees.  The Company has guidelines by employee level that are generally applied across all departments.  The Company granted approximately 676,000 Equity Awards during fiscal year 2012 for all employees, including the Named Executives and new hires.

We believe Equity Awards create performance incentives and align the interests of the Named Executives with the interests of stockholders because the value of an Equity Award increases or decreases in conjunction with the Company’s stock price, thereby focusing the Named Executives on achieving long-term Company growth and profitability. RSUs are also a retention tool that provides compensation to the Named Executives, despite the volatility of our stock price, because a given number of shares are awarded pursuant to an RSU, irrespective of the price of the underlying stock.  We are able to grant a larger number of SARs than RSUs due to lower per unit accounting charges for SARs.  Both RSUs and SARs minimize the dilutive effects of the Company’s equity award program compared to traditional stock options.  In the case of RSUs, this is accomplished by granting a smaller number of RSUs compared to stock options because the grant-date fair value of an RSU is generally greater than that of a stock option.  In the case of SARs, this is accomplished by awarding shares on the exercise of a SAR only for the appreciation from the strike price whereas a stock option results in the issuance of a whole share on exercise.

Our goal is for each Named Executive to have a reasonable mix of RSUs and SARs as determined by the Compensation Committee.  This goal is accomplished over time based on each Named Executive’s unique situation; therefore the specific mix of RSUs and SARs may be different for each Named Executive.  When determining the number of Equity Awards to be granted to each Named Executive, the Compensation Committee analyzes factors related to each Named Executive, including:

●	total Equity Awards previously granted over the Named Executive’s term of employment;
●	the value of the proposed Equity Award;
●	the value of existing Equity Award holdings at the stock price in effect at the time of analysis and at various hypothetical price points;
●	the value of Equity Awards previously exercised or vested; and
●	the total compensation package of the Named Executive.

For purposes of internal equity, the Company applies the same guidelines when determining grants of Equity Awards to Named Executives as are applied to grants of Equity Awards to other executives at the same level within the Company.  However, the amount of Equity Awards granted to a particular Named Executive may differ from other Named Executives and executives at the same level, because grants of Equity Awards are impacted by each Named Executive’s experience in his or her position, accomplishment of strategic goals, performance within his or her position over time, subjective assessment of individual performance and contribution to the Company, retention objectives and competitive issues. The size of an Equity Award in any one year is not directly related to a Named Executive’s performance in that year due to the nature of equity as a long-term incentive and QAD’s goal of providing Named Executives with long-term alignment with the Company’s strategic goals.

Broad-Based Employee Benefits Programs

The Named Executives are covered by the Company’s employee benefit programs which are applicable to all employees. These programs include health, dental, vision, disability and life insurance, healthcare and dependent care savings accounts, limited health club membership reimbursement, paid vacation time and Company contributions to a 401(k) plan.  Benefits are provided to all employees in accordance with federal and state regulatory requirements and practices within the marketplace and are a necessary element of compensation in attracting, acquiring and retaining talented employees.

Change in Control Agreements and Executive Termination Policy

The Compensation Committee believes that change in control (“CIC”) agreements that provide acceleration of Equity Awards and severance compensation protection following a change in control assist the Company in attracting and retaining qualified executives, minimize the distraction caused by a potential transaction, serve as a reward for completing a strategic transaction that is determined to be in the best interest of the Company’s stockholders and reduce the risk that key executive talent will leave the Company before such a transaction is finalized. Therefore, the Compensation Committee has adopted a policy governing the terms of CIC agreements for certain employees. Pursuant to the policy, the terms, but not the payment amounts, of CIC agreements for Named Executives are substantially the same, each providing cash severance, accelerated vesting of certain previously granted, unvested, equity-based compensation and cash payments in lieu of continuation of benefits coverage. CIC agreements are not considered as part of the annual compensation for Named Executives, and thus do not impact decisions made with respect to Base Salary, Cash Bonus and Equity Awards. CIC agreements are provided only to the most senior QAD executives and include benefit amounts based on prior outside research and comparative data used by the Company to determine that its CIC agreements are market competitive.  The Compensation Committee has approved CIC agreements with Mr. Lopker, Ms. Lopker, Mr. Lender and Mr. Fleming.  Other than increases to Mr. Lopker’s payments that are carried over from his pre-existing CIC agreement, these CIC agreements reflect current policy.  As a Senior Vice President, Ms. Bellamy does not have a CIC agreement, because CIC agreements are generally granted to the President, Chief Executive Officer and Executive Vice Presidents.

CIC agreements for the Named Executives provide that 50% of the previously granted, unvested, equity-based compensation for each Named Executive vests immediately upon a change in control. The remaining unvested Equity Awards vest upon the first anniversary date of the change in control, provided the Named Executive remains employed by the Company as of that date. For all other CIC benefits, the CIC agreements for the Named Executives are “double trigger” agreements, meaning that the payment of cash severance, accelerated vesting of the remaining 50% of the previously granted, unvested, equity-based compensation prior to the first anniversary date of the change in control and cash in lieu of continuation of benefits require both a “change in control” of the Company and the termination of a Named Executive’s employment by the Company, actually or constructively, without “cause” within 18 months following a change in control. The terms “change in control” and “cause” are defined in the CIC agreements. Upon being triggered, the CIC agreements provide for the following:

●
A lump sum payment equal to 24, 18 or 12, as applicable, months times the base monthly salary of the Named Executive at the greater of: (a) the rate in effect at the time of the change in control or (b) the rate in effect at the time of termination during the 18 months following the change in control;

●
A lump sum payment equal to 2.0, 1.5 or 1.0, as applicable, times the greater of: (a) the average annual bonus paid in the 24 months prior to termination of employment or (b) the target bonus for the year of such termination of employment;

●	Immediate vesting of any unvested equity compensation;

●
A cash payment equivalent to the present value of the projected cost of continuation of all employee benefits and perquisites, including life insurance, health benefits, disability insurance, cars and expense reimbursement, 401(k) matching payments for a period of 24, 18 or 12, as applicable, months following termination plus an amount equal to the portion of the Named Executive’s unvested 401(k) account balance that would vest if the Named Executive had 24, 18 or 12, as applicable, additional months of service for vesting purposes under the Company’s 401(k) plan.

The following table reflects the elements contained in each Named Executive’s CIC agreement:

Name	Months of Base Pay	x Bonus	Vesting of Equity Awards	Cash for Months of Benefits
Karl F. Lopker	24	2.0	Yes	24
Pamela M. Lopker	18	1.5	Yes	18
Daniel Lender	18	1.5	Yes	18
Gordon Fleming	12	1.0	Yes	12

For reasons similar to those supporting the adoption of CIC agreements, the Company has an executive termination policy under which certain senior executives with at least six months of service are eligible to receive lump sum payments equal to six months of Base Salary and six months of healthcare continuation coverage premiums following an involuntary termination of employment without cause that is not covered by a CIC agreement.  Mr. Lopker, Ms. Lopker, Mr. Lender and Mr. Fleming are covered by the standard terms of the executive termination policy. However, as part of his return to QAD in fiscal year 2009, Mr. Lender negotiated an arrangement to receive twelve, rather than six, months of benefits under the executive termination policy upon termination without cause. As a Senior Vice President, Ms. Bellamy is not covered by the executive termination policy because it generally applies to the President, Chief Executive Officer and Executive Vice Presidents.

Administrative Policies and Practices

In administering the compensation programs of the Company, including the compensation program for the Named Executives, the Compensation Committee typically meets at least four times during each year on the day of regularly scheduled Board of Director meetings. At the end of each such Compensation Committee meeting, the Compensation Committee meets in executive session in order to discuss executive compensation matters outside of the presence of management personnel and members of the Board who are not on the Compensation Committee. The Compensation Committee also meets telephonically to discuss extraordinary items, such as the hiring or termination of a Named Executive. The Compensation Committee members regularly confer with our Chief People Officer on matters regarding the compensation of the Named Executives and other key employees.

The Chief People Officer is the primary contact between management and the Compensation Committee. Each quarter, the Chief People Officer presents reports to the Compensation Committee, including information on the top 25 most highly compensated employees, a 401(k) plan update and the status of any recruitment of senior management. Other directors may be invited to Compensation Committee meetings as well as certain employees, including the CEO, the President and the Chief Financial Officer.

Tax Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code (“Section 162(m)”) generally limits the annual corporate deduction for compensation paid to Named Executives to $1 million per individual, unless certain requirements are met which establish the compensation as performance-based. The Compensation Committee has considered the impact of this tax code provision and attempts, to the extent practical, to implement compensation policies and practices that maximize the potential income tax deductions available to the Company by qualifying such compensation as performance-based compensation exempt from the deduction limits of Section 162(m).

The Compensation Committee will continue to review and modify our compensation practices and programs as necessary to ensure our ability to attract and retain executive talent while taking into account the deductibility of compensation payments. However, the Compensation Committee has deemed it desirable to retain flexibility in rewarding senior management for contributions that cannot be properly recognized under a predetermined quantitative plan. Therefore, any compensation in excess of the $1 million limitation on deductible compensation will not be deductible by the Company. No Named Executive received compensation in excess of such limitation in fiscal year 2012.

The Company’s compensation and termination arrangements are intended to qualify for exemption under, or satisfy the requirements of, the rules and regulations relating to nonqualified deferred compensation under Section 409A of the Internal Revenue Code.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)(3)		Stock Awards ($)(5)	SAR Awards ($)(6)		Non-Equity Incentive Plan Compensation ($)(8)	Change in Pension Value And Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(9)		Total ($)

Karl F. Lopker	2012	300,000				-	711,868		309,369		6,229		1,327,466
Chief Executive Officer	2011	300,000				-	624,032		284,073		8,021		1,216,126
	2010	280,385	(1)			465,896	-		229,479		7,350		983,110

Pamela M. Lopker	2012	300,000				-	711,868		309,369		6,229		1,327,466
Chairman of the Board	2011	300,000				-	624,032		284,073		8,021		1,216,126
and President	2010	280,385	(1)			465,896	-		229,479		7,350		983,110

Daniel Lender	2012	400,000				233,938	-		240,071		5,250		879,259
Executive Vice President	2011	400,000		70,000	(4)	211,750	-		205,882		9,125		895,757
and Chief Financial Officer	2010	350,000				186,446	-	(7)	167,268		7,350		711,064

Gordon Fleming	2012	299,150				32,596	19,951		130,955		374		483,026
Executive Vice President	2011	254,000				42,350	-		112,690		48,328	(10)	457,368
and Chief Marketing Officer	2010	254,000				146	58,212	(7)	98,716		52,828	(10)	463,902

Kara L. Bellamy	2012	197,182	(2)			14,036	19,951		84,025		6,787		321,981
Senior Vice President,	2011	205,000		25,000	(4)	25,410	-		73,861		5,785		335,056
Corporate Controller and	2010	185,000				146	41,913	(7)	54,460		7,064		288,583
Chief Accounting Officer

(1)	Amount reflects reduced wages due to participation in a salary reduction program from May 1, 2009 to December 31, 2009. Mr. and Mrs. Lopker's annual salary is $300,000.

(2)	Amount reflects wages earned. Ms. Bellamy's annual salary is $220,000.

(3)	Discretionary bonus.

(4)	Amount reflects special bonus related to the recapitalization that occured December 14, 2010.

(5)
The amounts in this column represent the aggregate grant date fair value of RSUs granted during each fiscal year presented as calculated in accordance with FASB ASC Topic 718. The assumptions used in the valuation of these stock awards are set forth in Note 9, "Stock-Based Compensation," in the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K filed on April 5, 2012. These amounts do not correspond to the actual value that will be realized by the Named Executives upon the vesting of RSUs, or the sale of the Common Stock underlying such awards. To facilitate year-to-year comparisons, the SEC regulations require companies to present recalculated disclosures for each preceding year required under the rules, so that equity awards reflect the applicable full grant date fair values, excluding the effect of forfeitures. The total compensation column is recalculated accordingly.

(6)
The amounts in this column represent the aggregate grant date fair value of SARs granted during each fiscal year presented as calculated in accordance with FASB ASC Topic 718. The assumptions used in the valuation of these SAR grants are set forth in Note 9, "Stock-Based Compensation," in the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K filed on April 5, 2012. These amounts do not correspond to the actual value that will be realized by the Named Executives upon the exercise of SARs, or the sale of the Common Stock underlying such awards. To facilitate year-to-year comparisons, the SEC regulations require companies to present recalculated disclosures for each preceding year required under the rules, so that equity awards reflect the applicable full grant date fair values, excluding the effect of forfeitures. The total compensation column is recalculated accordingly.

(7)
On August 12, 2009, the Company completed a one-time Stock Option and Stock Appreciation Right Exchange Program. Mr. Lender, Mr. Fleming and Ms. Bellamy were eligible to exchange existing stock options and SARs for new SARs subject to the same Exchange Program terms as these of other employees. They all elected to exchange all of their eligible options and SARs in the Exchange Program. Because the closing price of the Company's common stock increased over the course of the exchange period, the Exchange Ratios resulted in the issuance of new SARs with no incremental stock-based compensation expense.  During fiscal year 2010, Mr. Lender received no new grants of SAR awards, Mr. Fleming received 25,000 SAR awards, converted to 10,000 Class A and 2,500 Class B new SAR awards, and Ms. Bellamy received 18,000 SAR awards, converted to 7,200 Class A and 1,800 Class B new SAR awards.

(8)	Non-discretionary bonus.

(9)	All Other Compensation includes employer matching contributions under the 401(k) plan, if any, and payments related to paid time off earned.

(10)
All Other Compensation for Mr. Fleming includes contributions to his Australian superannuation account and a reimbursement of United States federal and state tax liabilities incurred on these contributions.

Grants of Plan-Based Awards during Fiscal Year 2012

The following table shows information about the non-equity incentive awards, SARs and RSUs that are reflected in the Summary Compensation Table for fiscal year 2012 and that were granted to the Named Executives either during or with respect to services rendered in fiscal year 2012.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)				All Other Stock Awards: Number of Shares	All Other Option/SAR Awards: Number of Securities	Exercise or Base Price of	Grant Date Fair Value of
	Grant Date of Equity	Threshold	Target		Maximum	of Stock or Units	Underlying Awards	Equity Awards	Equity Awards
Name	Awards	($)	($)		($)(7)	(#)	(#)	($/Sh)	(8)
Karl F. Lopker	12/13/2011		300,000	(2)	885,600		150,000	10.56	711,868
		—
Pamela M. Lopker	12/13/2011		300,000	(3)	885,600		150,000	10.56	711,868
		—
Daniel Lender	6/7/2011		220,000	(4)	649,440	25,000			233,938
		—
Gordon Fleming	6/7/2011		127,000	(5)	374,904	1,500	4,500	9.95	33,987
	6/14/2011					2,000			18,560
		—
Kara L. Bellamy	6/7/2011		77,000	(6)	227,304	1,500	4,500	9.95	33,987
		—

(1)
Reflects threshold, target and maximum dollar amounts payable related to the Cash Bonus component of the Named Executives' compensation during fiscal year 2012, as described in "Compensation Discussion and Analysis — Elements of the Executive Compensation Program." "Threshold" refers to the minimum amount payable for a certain level of performance; "Target" refers to the amount payable if individual and corporate Cash Bonus achievements reached 100%; and "Maximum" refers to the maximum payout possible.

(2)	Actual bonus amount paid was $309,369

(3)	Actual bonus amount paid was $309,369

(4)	Actual bonus amount paid was $240,071

(5)	Actual bonus amount paid was $130,955

(6)	Actual bonus amount paid was $84,025

(7)
Maximum represents each Named Executive's bonus percentage times (a) 70% for the corporate financial target which may be increased up to a ceiling of 300% and the Customer Satisfaction Multiplier maximum of 120%  plus (b) 30% for the individual performance goals which may be increased up to a ceiling of 120% and the Customer Satisfaction Multiplier maximum of 120%. The ceilings can be exceeded for a Named Executive upon approval of the Board of Directors.

(8)
The amounts in this column represent the aggregate grant date fair value of equity awards granted during fiscal year 2012 presented as calculated in accordance with FASB ASC Topic 718. The assumptions used in the valuation of these equity awards are set forth in Note 9, "Stock-Based Compensation," in the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K filed on April 5, 2012. These amounts do not correspond to the actual value that will be realized by the Named Executives upon the vesting of restricted stock units, the exercise of stock options or SARs, or the sale of the common stock underlying such awards.

Outstanding Equity Awards at 2012 Fiscal Year-End

The following table contains information concerning outstanding stock options, SARs and RSUs for each of the Named Executives as of January 31, 2012.

	Option/SAR Awards							Stock Awards
	Option/SAR Grant		Number of Securities Underlying Unexercised Awards That Have Vested	Number of Securities Underlying Unexercised Awards That Have Not Vested		Awards Exercise Price	Awards Expiration Date	Stock Award Grant Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
Name	Date		(#)(3)	(#)(4)		($)		(1)	(#)(7)	($)(8)
Karl F. Lopker	3/11/2004		75,000	—		24.64	3/11/2012	9/24/2008	12,500	161,800
	6/21/2005		75,000	—		15.38	6/21/2013	10/15/2009	25,000	323,600
	9/6/2006		75,000	—		14.74	9/6/2014
	6/1/2010	(1)	37,500	112,500		8.96	6/1/2018
	12/13/2011	(1)	—	150,000		10.56	12/13/2019

Pamela M. Lopker	3/11/2004		75,000	—		24.64	3/11/2012	9/24/2008	12,500	161,800
	6/21/2005		75,000	—		15.38	6/21/2013	10/15/2009	25,000	323,600
	9/6/2006		75,000	—		14.74	9/6/2014
	6/1/2010	(1)	37,500	112,500		8.96	6/1/2018
	12/13/2011	(1)	—	150,000		10.56	12/13/2019

Daniel Lender	8/13/2009	(2)	19,233	19,230	(5)	7.82	10/23/2016	10/23/2008	25,000	323,600
								1/5/2009	1,250	16,180
								10/15/2009	10,000	129,440
								6/1/2010	18,750	242,700
								6/7/2011	25,000	323,250

Gordon Fleming	8/13/2009	(2)	2,400	—		7.82	7/12/2013	6/17/2008	1,250	16,180
	8/13/2009	(2)	3,159	—		7.82	6/7/2014	6/1/2010	3,750	48,540
	8/13/2009	(2)	4,078	1,359	(6)	7.82	4/2/2015	6/7/2011	1,500	19,395
	10/15/2009	(1)	6,250	6,250		9.80	10/15/2017	6/14/2011	2,000	25,860
	6/7/2011	(1)	—	4,500		9.95	6/7/2019

Kara Bellamy	8/13/2009	(2)	955	—		7.82	8/26/2012	6/1/2010	2,250	29,124
	8/13/2009	(2)	800	—		7.82	7/12/2013	6/7/2011	1,500	19,395
	8/13/2009	(2)	1,580	—		7.82	6/7/2014
	8/13/2009	(2)	2,859	—		7.82	12/14/2014
	8/13/2009	(2)	1,632	543	(6)	7.82	4/2/2015
	10/15/2009	(1)	4,500	4,500		9.80	10/15/2017
	6/7/2011	(1)	—	4,500		9.95	6/7/2019

(1)	Grant vests in four equal installments commencing on the first anniversary of the grant date and annually thereafter.

(2)	Grant was received as a result of the August 13, 2009 completion of a one-time Stock Option and Stock Appreciation Rights Exchange Program.

(3)
Of Mr. Lopker's total of 262,500 Option/SAR awards that have vested, 210,000 are for Class A common stock and 52,500 are for Class B common stock. Of Ms. Lopker's total of 262,500 Option/SAR awards that have vested, 210,000 are for Class A common Stock and 52,500 are for Class B common stock. Of Mr. Lender's total of 19,233 Option/SAR awards that have vested, 15,386 are for Class A common stock and 3,847 are for Class B common stock. Of Mr. Fleming's total of 15,887 Option/SAR awards that have vested, 12,709 are for Class A common stock and 3,178 are for Class B common stock. Of Ms. Bellamy's total of 12,326 Option/SAR awards that have vested, 9,860 are for Class A common stock and 2,466 are for Class B common stock.

(4)
Of Mr. Lopker's total of 262,500 Option/SAR awards that have not vested, 240,000 are for Class A common stock and 22,500 are for Class B common stock. Of Ms. Lopker's total of 262,500 Option/SAR a wards that have not vested, 240,000 are for Class A common stock and 22,500 are for Class B common stock. Of Mr. Lender's total of 19,230 Option/SAR awards that have not vested, 15,384 are for Class A common stock and 3,846 are for Class B common stock. Of Mr. Fleming's total of 12,109 Option/SAR awards that have not vested, 10,587 are for Class A common stock and 1,522 are for Class B common stock. Of Ms. Bellamy's total of 9,543 Option/SAR awards that have not vested, 8,535 are for Class A common stock and 1,008 are for Class B common stock.

(5)	SARs vest in two equal installments commencing on October 23, 2012 and October 23,2013.

(6)	SARs vest on April 2, 2012.

(7)
Of Mr. Lopker's total of 37,500 stock awards that have not vested, 30,000 are for Class A common stock and 7,500 are for Class B common stock. Of Ms. Lopker's total of 37,500 stock awards that have not vested, 30,000 are for Class A common stock and 7,500 are for Class B common stock. Of Mr. Lender's total of 80,000 stock awards that have not vested, 69,000 are for Class A common stock and 11,000 are for Class B common stock. Of Mr. Fleming's total of 8,500 stock awards that have not vested, 7,500 are for Class A common stock and 1,000 are for Class B common stock. Of Ms. Bellamy's total of 3,750 stock awards that have not vested, 3,300 are for Class A common stock and 450 are for Class B common stock.

(8)
The market value of unvested stock is determined by multiplying the closing market price of the Company's common stock on January 31, 2012 by the number of shares that have not vested. The closing market price of the Company's Class A and Class B common stock at January 31, 2012 was $12.93 and $13.00, respectively.

Option and SAR Exercises and RSUs Vested During Fiscal Year 2012

The table below sets forth information concerning the exercise and vesting of Equity Awards for each Named Executive during fiscal year 2012.

	RSUs Vested			Option and SAR Exercises
	Number of Shares Acquired on Vesting		Value Realized on Vesting	Number of Shares Acquired on Exercise	Value Realized on Exercise
Name	(#)(1)		($)(1)(7)	(#)(1)	($)(1)(8)
Karl F. Lopker	37,500	(2)	401,450
Pamela M. Lopker	37,500	(3)	401,450
Daniel Lender	37,500	(4)	425,690
Gordon Fleming	4,375	(5)	45,744	364	4,565
Kara L. Bellamy	2,000	(6)	23,390

(1)	Table shows sum of proportionate activity from 80% Class A and 20% Class B.

(2)	30,000 Class A and 7,500 Class B shares released, 13,709 Class A shares surrendered for taxes, 16,291 Class A shares and 7,500 Class B shares net acquisition.

(3)	30,000 Class A and 7,500 Class B shares released, 13,709 Class A shares surrendered for taxes, 16,291 Class A shares and 7,500 Class B shares net acquisition.

(4)	30,000 Class A and 7,500 Class B shares released, 7,392 Class A shares and 7,500 Class B shares surrendered for taxes, and 22,608 Class A shares net acquisition.

(5)	3,500 Class A and 875 Class B shares released, 1,282 Class A and 319 Class B shares surrendered for taxes, 2,218 Class A shares and 556 Class B shares net acquisition.

(6)	1,600 Class A and 400 Class B shares released, 586 Class A and 146 Class B shares surrendered for taxes, 1,014 Class A shares and 254 Class B shares net acquisition.

(7)	Value represents market value at vest date.

(8)	Value represents market value at exercise less the exercise price.

Potential Payments upon Termination or Change in Control

The Company has adopted an Executive Termination Policy under which certain senior executives are eligible for termination benefits in the event the Company terminates their employment without cause, other than relating to a change in control. Other than these termination benefits and the CIC arrangements as described in the Compensation Discussion and Analysis section under "Change in Control Agreements and Executive Termination Policy," the Company has no plans or arrangements in respect of remuneration that may be received by the Named Executives to compensate such officers in the event of termination of employment or a change of responsibilities following a change in control, where the value of such compensation exceeds $10,000 per Named Executive.

The following table reflects the amounts that would be paid if a termination without cause or a change in control occurred on January 31, 2012.

			Termination Upon Change in Control
Name	Termination Without Cause Unrelated to a Change in Control ($)	Change in Control w/o Termination 50% Vesting of Equity Compensation ($)	12 – 24 Months Times Base Salary ($)	Vesting of Unvested Equity Compensation ($)	1 – 2 Times Bonus ($)	12 – 24 Months of Benefits ($)
Karl F. Lopker	161,195	644,550	600,000	1,289,100	600,000	59,778
Pamela M. Lopker	150,931	644,550	450,000	1,289,100	450,000	14,043
Daniel Lender	424,251	566,852	600,000	1,133,705	334,465	47,627
Gordon Fleming	157,813	74,999	299,150	149,999	127,000	23,976

REPORT OF AUDIT COMMITTEE

Charter

The Audit Committee's specific responsibilities are delineated in the Audit Committee Charter which is available on the Investor Relations section of the QAD Internet site at www.qad.com.

 Meetings

During fiscal year 2012, at each of its regularly scheduled meetings, the Audit Committee met with the senior members of the Company's financial management team, the Company's internal audit director and the lead audit partner of the Company's independent registered public accounting firm. The Audit Committee's agenda was established by the Chairman of the Audit Committee. At each of its regularly scheduled meetings, the Audit Committee had separate private sessions with the Company's independent registered public accounting firm during which candid discussions regarding financial management, accounting, auditing and internal control issues took place.

Audit Committee Report

The Board annually reviews the NASDAQ Stock Market listing standards definition of independence for audit committee members and has determined that each member of the Audit Committee meets that standard. In addition, the Board has determined that each of Mr. O'Malia, Mr. Roberts and Dr. van Cuylenburg is an "audit committee financial expert" as defined by the SEC and the National Association of Securities Dealers rules.

The Board of Directors has the ultimate authority for effective corporate governance, including the role of oversight of the management of the Company. The Audit Committee assists the Board of Directors in its oversight of the Company's financial statements and reporting processes. The Audit Committee also oversees the Company's Compliance Committee. Management has the direct and primary responsibility for the financial statements and the reporting processes, including establishing and maintaining adequate internal control of financial reporting. The independent registered public accounting firm is responsible for auditing the annual financial statements prepared by management and expressing an opinion as to whether those financial statements conform to accounting principles generally accepted in the United States. The independent registered public accounting firm is also responsible for auditing the Company's internal control over financial reporting.

The Audit Committee appointed KPMG LLP ("KPMG") to audit the Company's financial statements and the effectiveness of the related systems of internal control over financial reporting for the fiscal year ended January 31, 2012.

During the fiscal year ended January 31, 2012, the Audit Committee fulfilled its duties and responsibilities generally as outlined in the charter. Among other actions, the Audit Committee:

●
Reviewed and discussed the Company's quarterly earnings press releases, consolidated financial statements and related periodic reports filed with the SEC with management and the independent registered public accounting firm;

●
Reviewed and discussed management's assessment of the effectiveness of the Company's internal control over financial reporting and the independent auditor's opinion about the effectiveness of the Company's internal control over financial reporting with management, the independent registered public accounting firm and the internal auditor;

●	Reviewed and discussed the audit scope and plan with the independent registered public accounting firm, management and the internal auditor;
●	Met in periodic executive sessions with each of the independent registered public accounting firm, management and the internal auditor; and
●
Discussed the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T with the independent registered public accounting firm.

Auditor Independence

The Audit Committee recognizes the importance of maintaining the independence of the Company's independent auditor, both in fact and appearance. Consistent with its charter, the Audit Committee has evaluated the independent auditor's qualifications, performance and independence, including that of the lead audit partner. The Audit Committee has established a policy pursuant to which all services, audit and non-audit, provided by the independent auditor must be pre-approved by the Audit Committee or its delegate. The Audit Committee has concluded that provision of the non-audit services described below under "Principal Accounting Fees and Services" is compatible with maintaining the independence of the independent auditor. The Audit Committee has received the written disclosures and the letter required by the Public Company Accounting Oversight Board's Independence Rule 3526 and has discussed with the independent registered public accounting firm its independence from management and the Company.

Audit Committee Recommendation

Based on the review and discussions described in this report, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company for the fiscal year ended January 31, 2012 be accepted and included in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2012 filed with the SEC on April 5, 2012.

Submitted by:	Peter R. van Cuylenburg, Chairman Thomas J. O'Malia Lee D. Roberts

The Audit Committee Report is not deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filings under the Securities Act or the Exchange Act, except to the extent that QAD specifically incorporates it by reference in such filing.

AUDITOR INFORMATION

Principal Accounting Fees and Services

The fees billed or expected to be billed by KPMG for professional services rendered to the Company during fiscal year 2012 and fiscal year 2011 are set forth below. The Audit Committee has concluded that the provision of the non-audit services described below by KPMG to the Company did not and does not impair or compromise their independence. All such services were pre-approved by the Audit Committee in accordance with the pre-approval policy described below. KPMG has served as our independent registered public accounting firm since June 1990.

The fees billed by KPMG for fiscal years 2012 and 2011 for services rendered to the Company were as follows:

	Fiscal Year	Fiscal Year
	2012	2011
	(In thousands)

Audit Fees	$1,275	$1,351
Audit-Related Fees	7	15
Tax Fees	1	2

Total Fees	$1,283	$1,368

Audit Fees.  These amounts represent fees billed or expected to be billed by KPMG for professional services rendered for the audits of the Company’s annual financial statements for the fiscal years ended January 31, 2012 and 2011, the reviews of the financial statements including the Company Quarterly Reports on Form 10-Q, and services related to statutory and regulatory filings and engagements for such fiscal years. Audit fees also represent fees billed or expected to be billed by KPMG for professional services rendered for the audits of the effectiveness of internal control over financial reporting for the fiscal years ended January 31, 2012 and 2011.

Audit-Related Fees.  These amounts represent fees billed or expected to be billed by KPMG for professional services rendered that were reasonably related to the performance of the audits or the reviews of the Company’s financial statements for fiscal years 2012 and 2011 (but which are not included under “Audit Fees” above). Audit-related fees consist principally of certain agreed-upon procedures engagements.

Tax Fees. These amounts represent fees billed by KPMG for the renewal of a software license used to calculate and report employee benefits in the U.K.

Audit Committee Pre-Approval Policy.  The Audit Committee has adopted a policy for the pre-approval of all audit and permitted non-audit services that may be performed by the Company’s independent registered public accounting firm. Under this policy, each year, at the time it engages the independent registered public accounting firm, the Audit Committee pre-approves the audit engagement terms and fees and may also pre-approve detailed types of audit-related and permitted tax services to be performed during the year. All other permitted non-audit services are required to be pre-approved by the Audit Committee on an engagement-by-engagement basis. The Audit Committee may delegate its authority to pre-approve services to one or more of its members whose activities are reported to the Audit Committee at each regularly scheduled meeting.

Representatives of KPMG are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Transactions with Related Persons

We have not been a party to any transaction, proposed transaction, or series of transactions in which the amount involved exceeds $120,000 and in which, to our knowledge, any of our directors, officers, five percent beneficial security holders or any member of the immediate family of the foregoing persons has, had or will have a direct or indirect material interest.

Policies and Procedures for Review and Approval of Related Party Transactions

The Board of Directors has adopted a Related Party Transaction Policy (the "RPT Policy"), which supplements the conflict of interest provisions in our Code of Business Conduct. The RPT Policy covers any transaction, arrangement or relationship in which QAD, including any of its subsidiaries, was, is or will be a participant and in which any related person had, has or will have a direct or indirect interest. The RPT Policy requires that such transactions be reported to the Audit Committee. The Audit Committee is authorized to approve, or ratify, such a transaction (i) in accordance with guidelines set forth in the RPT Policy and (ii) if the transaction is on terms comparable to those that could be obtained in arm's length dealings with an unrelated third party. Alternatively, a transaction may be approved by a majority of disinterested members of the Board.

Our Code of Business Conduct applies to all of our directors, officers and employees. It outlines the principles, policies and values that govern the activities of the Company as well as our policy on conflicts of interest. A conflict of interest exists any time directors, officers or employees face a choice between what is in their personal interest, financial or otherwise, and the interests of the Company. A conflict of interest also exists when a director, officer or employee takes actions or has interests that make it difficult to perform effectively his or her duties on behalf of the Company. It is specifically required by our Code of Business Conduct that all of our directors, officers and employees (i) fully disclose to the appropriate parties all actual or perceived conflicts of interest and (ii) refrain from undertaking certain delineated actions that give rise to actual or perceived conflicts of interest. In addition, we require our directors and certain executive officers to complete annually a directors' and officers' questionnaire which requires disclosure of any related party transactions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons who own more than 10% of a registered class of our securities, to file reports with the SEC regarding their ownership of the Company's stock and any changes in such ownership. The Company undertakes to file such reports on behalf of its directors and executive officers pursuant to a power of attorney given to certain attorneys-in-fact. Based on the Company's review of copies of these reports and officer and director certifications, the Company believes that all Section 16(a) filing requirements applicable to its directors and executive officers were complied with during fiscal year 2012, except that (1) on December 21, 2011, a late Form 4 was filed on behalf of each of Ms. Lopker and Mr. Lopker reporting annual equity grants for each that occurred on December 13, 2011 and (2) for all Section 16(a) executives officers and directors, quarterly non-exempt dividends that were elected to be paid in stock rather than cash were reported late on Form 5 for each reporting person.

 Delivery of Documents to Stockholders Sharing an Address

The SEC has approved a rule concerning the delivery of annual reports and proxy statements. It allows us, with your permission, to send a single set of these reports to any household at which two or more stockholders reside if we believe they are members of the same family. Each stockholder will continue to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information you receive and our expenses.

A number of brokerage firms have instituted householding. If your family has multiple QAD accounts, you may have received a householding notification from your broker. Please contact your broker directly if you have questions or wish to revoke your decision to household. These options are available to you at any time. To request additional copies of the proxy statement or annual report, please contact QAD as described above under "Annual Report" or contact your broker directly.

STOCKHOLDER PROPOSALS

Requirements for Stockholder Proposals to be Considered for Inclusion in QAD's Proxy Materials. If you wish to submit a proposal to be included at our 2013 Annual Meeting, we must receive it in a form which complies with the applicable securities laws, on or before January 9, 2013. Please address your proposals to: QAD Inc., 100 Innovation Place, Santa Barbara, California 93108, Attention: Corporate Secretary. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Requirements for Stockholder Proposals to be Brought Before the Annual Meeting. In accordance with our Bylaws, for any matter to be properly considered before our 2013 Annual Meeting, including nomination of directors, such matter must be submitted to us prior to March 14, 2013. In the event next year's Annual Meeting is more than 30 days before or more than 60 days after the anniversary date, to be timely, stockholder notices must be delivered not earlier than the 120th day prior to such Annual Meeting and not later than the close of business on the later of the 60th day prior to such Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by QAD. In addition, in the event a stockholder proposal is not submitted to us prior to March 25, 2013, the proxy to be solicited by the Board of Directors for the 2013 Annual Meeting will confer authority on the holders of the proxy to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the 2013 Annual Meeting without any discussion of the proposal in the proxy statement for such meeting. Notices of intention to present proposals at the 2012 Annual Meeting should be addressed to QAD Inc., 100 Innovation Place, Santa Barbara, California 93108, Attention: Corporate Secretary. QAD reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. On request, the Corporate Secretary will provide detailed instructions for submitting proposals.

Exhibit A

QAD INC.
2006 STOCK INCENTIVE PROGRAM
as amended by Board action dated May 4, 2009 (Stockholder approval dated June 10, 2009)
as adjusted for recapitalization effective December 14, 2010 as amended by Board action dated April 11, 2012 (subject to Stockholder approval on June 12, 2012)

INTRODUCTION

The Company’s Board of Directors have adopted the QAD Inc. 2006 Stock Incentive Program effective as of June 7, 2006, subject to approval by the Company’s stockholders.

1.  Purpose.  This 2006 Stock Incentive Program (the “Program”) is intended to secure for QAD Inc. (the “Company”), its subsidiaries, and its stockholders the benefits arising from ownership of the Company’s common stock (the “Common Stock”) by those selected individuals of the Company and its subsidiaries, who will be responsible for the future growth of such corporations.  The Program is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries, and to provide individuals with an additional incentive to contribute to the success of the corporations.  Nothing contained herein shall be construed to amend or terminate any existing options, whether pursuant to any existing plans or otherwise granted by the Company.

2.  Elements of the Program.  In order to maintain flexibility in the award of stock benefits, the Program is composed of six parts.  The first part is the Incentive Stock Option Plan (the “Incentive Plan”) under which are granted incentive stock options (the “Incentive Options”).  The second part is the Nonqualified Stock Option Plan (the “Nonqualified Plan”) under which are granted nonqualified stock options (the “Nonqualified Options”). The third part is the Restricted Share Plan (the “Restricted Plan”) under which are granted restricted shares of Common Stock.  The fourth part is the Employee Stock Purchase Plan (the “Stock Purchase Plan”).  The fifth part is the Stock Appreciation Rights Plan (the “SAR Plan”) under which stock appreciation rights (as defined therein) are granted.  The sixth part is the Other Stock Rights Plan (the “Other Stock Rights Plan”) under which (i) units representing the equivalent of shares of Common Stock (the “Performance Shares”) are granted; (ii) units representing the equivalent of restricted shares of Common Stock (the “Restricted Stock Units”) are granted; (iii) payments of compensation in the form of shares of Common Stock (the “Stock Payments”) are granted; and (iv) rights to receive cash or shares of Common Stock based on the value of dividends paid with respect to a share of Common Stock (the “Dividend Equivalent Rights”) are granted.  The Incentive Plan, the Nonqualified Plan, the Restricted Plan, the Stock Purchase Plan, the SAR Plan and the Other Stock Rights Plan are included herein as Part I, Part II, Part III, Part IV, Part V, and Part VI, respectively, and are collectively referred to herein as the “Plans.”  The grant of an option, stock appreciation right or restricted share or rights to purchase shares under one of the Plans shall not be construed to prohibit the grant of an option, stock appreciation right or restricted share or rights to purchase shares under any of the other Plans.

3.   Applicability of General Provisions.  Unless any Plan specifically indicates to the contrary, all Plans shall be subject to the General Provisions of the QAD Inc. 2006 Stock Incentive Program set forth below.

4.  Administration of the Plans.  The Plans shall be administered, construed, governed, and amended in accordance with their respective terms.

5.  General Provisions of Stock Incentive Program.

Article 1.  Administration.  The Program shall be administered by the Company’s Board of Directors (the “Board”).  If an award is to be made to an “Executive Officer” as defined in the Exchange Act as hereinafter defined, it must be approved by Program Administrators composed solely of two or more directors who are “Non-Employee Directors” within the meaning of Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), who will also be “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).  To the extent permitted under the Exchange Act, the Code or any other applicable law, the Board or the Program Administrators shall have the authority to delegate any and all power and authority to administer and operate the Program hereunder to such person or persons as the Board or the Program Administrators deems appropriate.  Subject to the foregoing limitations, as applicable, the Board may from time to time remove members as Program Administrators, fill all vacancies, however caused, and may select one of the members as the Chairman of the Program Administrators.  The members of the Board, the Program Administrators or such other persons appointed to administer the Program, when acting to administer the Program, are herein collectively referred to as the “Program Administrators.”

The Program Administrators shall hold meetings at such times and places as they may determine and as necessary to approve all grants and other transactions under the Program as required under Rule 16b-3(d) of the Exchange Act, shall keep minutes of their meetings, and shall adopt, amend, and revoke such rules and procedures as they may deem proper with respect to the Program. Any action of the Program Administrators shall be taken by majority vote or the unanimous written consent of the Program Administrators.

Article 2.  Authority of the Program Administrators.  Subject to the other provisions of this Program, and with a view to effecting its purpose, the Program Administrators shall have sole authority, in their absolute discretion: (a) to construe and interpret the Program; (b) to define the terms used herein; (c) to determine the individuals to whom options, stock appreciation rights, restricted shares, rights to purchase shares and other stock rights (collectively referred to as “Awards”) shall be granted under the Program and to specify the form of payment, which may include cash, voting Common Stock (which includes Common Stock with voting rights of one vote per share and Common Stock with any specified fractional vote per share), non-voting Common Stock, or combination thereof (d) to determine the time or times at which Awards shall be granted under the Program; (e) to determine the number of shares subject to each Award, the duration of each Award granted under the Program, and the purchase price for any shares issued under the Program; provided, however, that such purchase price is not less than the fair market value of the underlying shares on the date of grant of such Awards; (f) to determine all of the other terms and conditions of Awards granted under the Program; (g) to issue from the shares available and authorized for issuance under the Program, non-voting Common Stock or fractional voting Common Stock in exchange for voting Common Stock of one vote per share; (h) to establish the forms to implement the Program; (i) to settle options that are exercised by way of the “cashless-exercise” method of payment through an issuance of “net shares,” where the term “net shares” is the number of shares that is equivalent in value to the difference between the fair market value of the underlying stock on the exercise date, less the exercise price and minimum tax withholding; (j) to grant Awards to selected individuals of the Company and its subsidiaries who are subject to the laws of nations other than the United States, which may have terms and conditions as determined by the Program Administrators as necessary to comply with applicable foreign laws; (k) to take any action it deems advisable to obtain approval from the appropriate governmental entity, which includes the establishment of a “sub-plan” to the Program; and (l) to make all other determinations necessary or advisable for the administration of the Program and to do everything necessary or appropriate to administer the Program.  All decisions, determinations, and interpretations made by the Program Administrators shall be binding and conclusive on all participants in the Program (the “Plan Participants”) and on their legal representatives, heirs, and beneficiaries.

Article 3.  Maximum Number of Shares Subject to the Program.  The maximum aggregate number of shares of Common Stock subject to the Program is 5,320,000 shares of Class A common stock and 830,000 shares of Class B common stock.  Upon shareholder approval of the Program, no further shares will be issued under the 1997 Program.  The shares of Common Stock to be issued pursuant to the Awards may be either in the form of voting or non-voting shares of Common Stock (collectively referred to as “Common Stock”), and may be authorized but unissued shares, shares issued and reacquired by the Company or shares purchased by the Company on the open market.  If any of the Awards granted under the Program are forfeited, expire or terminate for any reason, the forfeited, unpurchased or unissued shares subject to those Awards shall revert back to the Program and credit the number of shares subject to all Plans. Upon exercise of a stock appreciation right, the unissued shares that were previously subject to such stock appreciation right shall revert back to the Program and credit the number of shares subject to all Plans.  No employee may receive in any calendar year a combined total of more than (i) 160,000 Class A shares of Common Stock and 40,000 Class B shares of Common Stock subject to grants of Incentive Options, Nonqualified Options or stock appreciation rights in such calendar year, or (ii) 80,000 Class A shares of Common Stock and 20,000 Class B shares of Common Stock in restricted shares, performance shares or Restricted Stock Units in such calendar year.  The proceeds received by the Company from the sale of its Common Stock pursuant to the Awards, if in the form of cash, shall be added to the Company’s general funds and used for general corporate purposes.

Article 4.  Eligibility and Participation.  Officers, employees, directors (whether employee directors or non-employee directors), and independent contractors or agents of the Company or its subsidiaries who are responsible for or contribute to the management, growth, or profitability of the business of the Company or its subsidiaries shall be eligible for selection by the Program Administrators to participate in the Program.  However, Incentive Options may be granted under the Incentive Plan only to a person who is an employee of the Company or its subsidiaries, and only employees of the Company or its subsidiaries are eligible to participate in the Employee Stock Purchase Plan.  An employee may be granted Nonqualified Options under the Program; provided, however, that the grant of Nonqualified Options and Incentive Options to an employee shall be the grant of separate options and each Nonqualified Option and each Incentive Option shall be specifically designated as such in accordance with applicable provisions of the Treasury Regulations.

The term “subsidiary” as used herein means any entity or association that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Company.  For purposes of this definition, the term “control” shall mean the ownership of more than fifty (50) percent of the voting rights in any entity or association.

Article 5.  Effective Date and Term of Program.  The Plans will be effective upon their approval by the stockholders of the Company.  The Program shall continue in effect until July 1, 2016 unless sooner terminated under Article 7 of these General Provisions.

Article 6.  Adjustments.  If the outstanding shares of Common Stock are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which Awards may be granted under this Program.  A corresponding adjustment changing the number and kind of shares allocated to unexercised Awards or portions thereof, which shall have been granted prior to any such change, shall likewise be made.  Any such adjustment in outstanding Awards shall be made without change in the aggregate purchase price, if any, applicable to the unexercised portion of the Award, but with a corresponding adjustment in the price for each share or other unit of any security covered by the Award.

Article 7.  Termination and Amendment of Program.  The Program shall terminate on July 1, 2016, or shall terminate at such earlier time as the Board of Directors may so determine.  No Awards shall be granted under the Program after that date. Subject to the limitation contained in Article 8 of these General Provisions, the Program Administrators may at any time amend or revise the terms of the Program, including the form and substance of the Award agreements to be used hereunder; provided, however, that without approval by the stockholders of the Company representing a majority of the voting power (as contained in Article 5 of these General Provisions) no amendment or revision shall (a) increase the maximum aggregate number of shares that may be sold or distributed pursuant to Awards granted or stock sold and purchased under this Program, except as permitted under Article 6 of these General Provisions; (b) change the minimum purchase price for shares under Section 4 of Parts I and II, the Purchase Price for shares under Part IV or the exercise price of a stock appreciation right under Section 3 of Part V; (c) increase the maximum term established under the Plans for any Award; (d) permit the granting of an Award to anyone other than as provided in Article 4 of the General Provisions; or (e) change the term of the Program described in Article 5 of these General Provisions.

Article 8.  Prior Rights and Obligations.  No amendment, suspension, or termination of the Program shall, without the consent of the individual who has received an Award or who has purchased a specified share or shares under Plan IV, impair any of that person’s rights or obligations under any Award granted or shares sold and purchased under the Program prior to that amendment, suspension, or termination.

Article 9.  Privileges of Stock Ownership. Notwithstanding the exercise of any option granted pursuant to the terms of this Program, the achievement of any conditions specified in any restricted share granted pursuant to the terms of this Program or the election to purchase any shares pursuant to the terms of this Program, no individual shall have any of the rights or privileges of a stockholder of the Company in respect of any shares of stock issuable upon the exercise of his or her option, the satisfaction of his or her restricted share conditions or the sale, purchase and issuance of such purchased shares until certificates representing the shares have been issued and delivered.  No shares shall be required to be issued and delivered upon exercise of any option, satisfaction of any conditions with respect to a restricted share or a purchaser under Plan IV unless and until all of the requirements of law and of all regulatory agencies having jurisdiction over the issuance and delivery of the securities shall have been fully complied with.

Article 10.  Reservations of Shares of Common Stock.  The Company, during the term of this Program, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Program.  In addition, the Company will from time to time, as is necessary to accomplish the purposes of this Program, seek or obtain from any regulatory agency having jurisdiction any requisite authority in order to issue and sell shares of Common Stock hereunder.  The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of its stock hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of the stock as to which the requisite authority shall not have been obtained.

Article 11.  Tax Withholding.  All Awards are subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state, federal or foreign law is necessary or desirable as a condition of, or in connection with, the grant, vesting or exercise of an Award or the delivery or purchase of shares pursuant thereto, then such action shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Company.  At the Company’s sole and complete discretion, the Company may, from time to time, accept shares of the Company’s stock subject to one of the Plans as the source of payment for such liabilities.

Article 12.  Rule 16b-3 Compliance.  It is the express intent of the Company that this Program complies in all respects with applicable provisions of the Rule 16b-3 or Rule 16a-1(c)(3) under the Exchange Act in connection with any grant of awards to, or other transaction by, a Plan Participant who is subject to Section 16 of the Exchange Act (except for transactions exempted under alternative Exchange Act Rules).  Accordingly, if any provision of the Program or any agreement relating to any award thereunder does not comply with Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Plan Participant shall avoid liability under Section 16(b).

Article 13.   Performance-Based Awards.

(a)      Each agreement for the grant of Performance Shares shall specify the number of Performance Shares subject to such agreement, the Performance Period and the Performance Objective (each as defined below), and each agreement for the grant of any other award that the Program Administrators determine to make subject to a Performance Objective similarly shall specify the applicable number of shares of Common Stock, the period for measuring performance and the Performance Objective.  As used herein, “Performance Objective” means a performance objective specified in the agreement for a Performance Share, or for any other award which the Program Administrators determine to make subject to a Performance Objective, upon which the vesting or settlement of such award is conditioned and “Performance Period” means the period of time specified in an agreement over which Performance Shares, or another award which the Program Administrators determine to make subject to a Performance Objective, are to be earned.  Each agreement for a performance-based award shall specify in respect of a Performance Objective the minimum level of performance below which no payment will be made, shall describe the method of determining the amount of any payment to be made if performance is at or above the minimum acceptable level, but falls short of full achievement of the Performance Objective, and shall specify the maximum percentage payout under the agreement.  Such maximum percentage in no event shall exceed one hundred percent (100%) in the case of performance-based restricted shares and two hundred percent (200%) in the case of Performance Shares or performance-based Dividend Equivalent Rights.

(b)      The Program Administrators shall determine and specify, in their discretion, the Performance Objective in the agreement for a Performance Share or for any other performance-based award, which Performance Objective shall consist of:  (i) one or more business criteria, including (except as limited under subparagraph (c) below for awards to Covered Employees (as defined below)) financial, service level and individual performance criteria; and (ii) a targeted level or levels of performance with respect to such criteria.  Performance Objectives may differ between Plan Participants and between types of awards from year to year.

(c)      The Performance Objective for Performance Shares and any other performance-based award granted to a Covered Employee, if deemed appropriate by the Program Administrators, shall be objective and shall otherwise meet the requirements of Section 162(m)(4)(C) of the Code, and shall be based upon one or more of the following performance-based business criteria, either on a business unit or Company-specific basis or in comparison with peer group performance: net sales; gross sales; return on net assets; return on assets; return on equity; return on capital; return on revenues; asset turnover; economic value added; total stockholder return; net income; pre-tax income; operating profit margin; net income margin; sales margin; market share; inventory turnover; days sales outstanding; sales growth; capacity utilization; increase in customer base; cash flow; book value; share price performance (including options and stock appreciation rights tied solely to appreciation in the fair market value of the shares); earnings per share; stock price earnings ratio; earnings before interest, taxes, depreciation and amortization expenses (“EBITDA”); earnings before interest and taxes (“EBIT”); or EBITDA, EBIT or earnings before taxes and unusual or nonrecurring items as measured either against the annual budget or as a ratio to revenue.  Achievement of any such Performance Objective shall be measured over a period of years not to exceed ten (10) as specified by the Program Administrators in the agreement for the performance-based award.  No business criterion other than those named above in this Article 13(c) may be used in establishing the Performance Objective for an award to a Covered Employee under this Article 13.  For each such award relating to a Covered Employee, the Program Administrators shall establish the targeted level or levels of performance for each such business criterion.  The Program Administrators may, in their discretion, reduce the amount of a payout otherwise to be made in connection with an award under this Article 13(c), but may not exercise discretion to increase such amount, and the Program Administrators may consider other performance criteria in exercising such discretion.  All determinations by the Program Administrators as to the achievement of Performance Objectives under this Article 13(c) shall be made in writing.  The Program Administrators may not delegate any responsibility under this Article 13(c).  As used herein, “Covered Employee” shall mean, with respect to any grant of an award, an executive of the Company or any subsidiary who is a member of the executive compensation group under the Company’s compensation practices (not necessarily an executive officer) whom the Program Administrators deem may be or become a covered employee as defined in Section 162(m)(3) of the Code for any year that such award may result in remuneration over $1 million which would not be deductible under Section 162(m) of the Code but for the provisions of the Program and any other “qualified performance-based compensation” plan (as defined under Section 162(m) of the Code) of the Company; provided, however, that the Program Administrators may determine that a Plan Participant has ceased to be a Covered Employee prior to the settlement of any award.

 (d)    The Program Administrators, in their sole discretion, may require that one or more award agreements contain provisions which provide that, in the event Section 162(m) of the Code, or any successor provision relating to excessive employee remuneration, would operate to disallow a deduction by the Company with respect to all or part of any award under the Program, a Plan Participant’s receipt of the benefit relating to such award that would not be deductible by the Company shall be deferred until the next succeeding year or years in which the Plan Participant’s remuneration does not exceed the limit set forth in such provisions of the Code.

Article 14.  Death Beneficiaries.  In the event of a Plan Participant’s death, all of such person’s outstanding Awards, including his or her rights to receive any accrued but unpaid Stock Payments, will transfer to the maximum extent permitted by law to such person’s beneficiary (except to the extent a permitted transfer of a Nonqualified Option or stock appreciation right was previously made pursuant hereto).  Each Plan Participant may name, from time to time, any beneficiary or beneficiaries (which may be named contingently or successively) as his or her beneficiary for purposes of this Program.  Each designation shall be on a form prescribed by the Program Administrators, will be effective only when delivered to the Company, and when effective will revoke all prior designations by the Plan Participant.  If a Plan Participant dies with no such beneficiary designation in effect, such person’s beneficiary shall be his or her estate and such person’s Awards will be transferable by will or pursuant to laws of descent and distribution applicable to such person.

Article 15.  Unfunded Program.  The Program shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the Program.  Neither the Company, its affiliates, the Program Administrators, nor the Board shall be deemed to be a trustee of any amounts to be paid under the Program nor shall anything contained in the Program or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between any such party and a Plan Participant or anyone claiming on his or her behalf.  To the extent a Plan Participant or any other person acquires a right to receive payment pursuant to an Award under the Program, such right shall be no greater than the right of an unsecured general creditor of the Company.

Article 16.  Choice of Law and Venue.  The Program and all related documents shall be governed by, and construed in accordance with, the laws of the State of Delaware.

Article 17.  Arbitration.  Any disputes involving the Program will be resolved by arbitration in Santa Barbara, California before one (1) arbitrator in accordance with the rules of the American Arbitration Association.

Article 18.    Program Administrator’s Right.  Except as may be provided in an Award agreement, the Program Administrators may, in their discretion, waive any restrictions or conditions applicable to, or accelerate the vesting of, any Award (other than the right to purchase shares pursuant to the Stock Purchase Plan).  The Program Administrators may also modify or revise any form of Award agreement or other form required to implement the Program.

Article 19.  Termination of Benefits Under Certain Conditions.  The Program Administrators, in their sole discretion, may cancel any unexpired, unpaid or deferred Award (other than a right to purchase shares pursuant to the Stock Purchase Plan) at any time if the Plan Participant is not in compliance with all applicable provisions of the Program or any Award agreement or if the Plan Participant, whether or not he or she is currently employed by the Company or one of its subsidiaries, acts in a manner contrary to the best interests of the Company and its subsidiaries.

Article 20.  Conflicts in Program.  In case of any conflict in the terms of the Program, or between the Program and an Award agreement, the provisions in the Program which specifically grant such Award shall control, and the provisions in the Program shall control over the provisions in any Award agreement.

Article 21.  Optional Deferral.  The right to receive any Award under the Program (other than the right to purchase shares pursuant to the Stock Purchase Plan) may, at the request of the Plan Participant, be deferred to such period and upon such terms and conditions as the Program Administrators shall, in their discretion, determine, which may include crediting of interest on deferrals of cash and crediting of dividends on deferrals denominated in shares of Common Stock.

Article 22.  Restrictions on Common Stock.  Each Plan Participant who acquires Common Stock or rights to acquire Common Stock will be subject to all restrictions applicable to the Common Stock as set forth in the Company’s Certificate of Incorporation.

PART I
QAD INC.
INCENTIVE STOCK OPTION PLAN

Section 1.   Purpose.  The purpose of this QAD Inc. Incentive Stock Option Plan (the “Incentive Plan”) is to promote the growth and general prosperity of the Company by permitting the Company to grant options to purchase shares of its Common Stock.  The Incentive Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries, and to provide individuals with an additional incentive to contribute to the success of the Company.  The Company intends that options granted pursuant to the provisions of the Incentive Plan will qualify as “incentive stock options” within the meaning of Section 422 of the Code.  This Incentive Plan is Part I of the Program.  Unless any provision herein indicates to the contrary, this Incentive Plan shall be subject to the General Provisions of the Program.

Section 2.  Option of Terms and Conditions.  The terms and conditions of options granted under the Incentive Plan may differ from one another as the Program Administrators shall, in its discretion, determine as long as all options granted under the Incentive Plan satisfy the requirements of the Incentive Plan.

Section 3.  Duration of Options.  Each option and all rights thereunder granted pursuant to the terms of the Incentive Plan shall expire on the date determined by the Program Administrators, but in no event shall any option granted under the Incentive Plan expire later than ten (10) years from the date on which the option is granted.  However, notwithstanding the above portion of this Section 3, if at the time the option is granted the grantee (the “Optionee”) owns or would be considered to own by reason of Code Section 424(d) more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, such option shall expire not more than 5 years from the date the option is granted.  In addition, each option shall be subject to early termination as provided in the Incentive Plan.

Section 4.  Purchase Price.  The purchase price for shares acquired pursuant to the exercise, in whole or in part, of any option shall not be less than the fair market value of the shares at the time of the grant of the option. Fair market value (the “Fair Market Value”) shall be determined by the Board of Directors on the basis of such factors as they deem appropriate; provided, however, that Fair Market Value on any day shall be deemed to be, if the Common Stock is traded on a national securities exchange, the closing price (or, if no reported sale takes place on such day, the mean of the reported bid and asked prices) of the Common Stock on such day on the principal such exchange, or, if the stock is included on the composite tape, the composite tape.  In each case, the Program Administrators’ determination of Fair Market Value shall be conclusive.

Notwithstanding the above portion of this Section 4, if at the time an option is granted the Optionee owns or would be considered to own by reason of Code Section 424(d) more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, the purchase price of the shares covered by such option shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the option is granted.

Section 5.  Maximum Amount of Options Exercisable in Any Calendar Year.  Notwithstanding any other provision of this Incentive Plan, the aggregate Fair Market Value (determined at the time any Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options become exercisable for the first time by any employee during any calendar year under all stock option plans of the Company and its subsidiaries shall not exceed $100,000.

Section 6.  Exercise of Options.  Each option shall be exercisable in one or more installments during its term as determined by the Program Administrators, and the right to exercise may be cumulative as determined by the Program Administrators.  No option may be exercised for a fraction of a share of Common Stock.  The purchase price of any shares purchased shall be paid in full in cash or by certified or cashier’s check payable to the order of the Company or by shares of Common Stock, if permitted by the Program Administrators, or by a combination of cash, check, or shares of Common Stock, at the time of exercise of the option.  If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then Fair Market Value as determined by the Program Administrators in accordance with Section 4 of this Incentive Plan.  Payment of the exercise price and or tax withholding may also be made by the delivery of an irrevocable direction to a securities broker approved by the Company to sell shares of Common Stock that have been acquired upon exercise of an option and deliver all or part of the sales proceeds to the Company in payment of all or part of the purchase price and any tax withholding (“cashless exercise”).

Section 7.  Reorganization.  In the event of the dissolution or liquidation of the Company, any option granted under the Incentive Plan shall terminate as of a date to be fixed by the Program Administrators; provided that not less than 30 days’ written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period (unless such option shall have previously expired) to exercise any option, including any option that would not otherwise be exercisable by reason of an insufficient lapse of time.

In the event of a Reorganization (as defined below) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization, then:

(a)   if there is no plan or agreement respecting the Reorganization (the “Reorganization Agreement”) or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the outstanding options for options of another corporation, then exercise and termination provisions equivalent to those described in this Section 7 shall apply; or

(b)   if there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion, or exchange of the outstanding options for options of another corporation, then the Program Administrators shall adjust the outstanding unexercised options (and shall adjust the options remaining under the Incentive Plan which have not yet been granted if the Reorganization Agreement makes specific provision for such an adjustment) in a manner consistent with the applicable provisions of the Reorganization Agreement.

The term “Reorganization” as used in this Section 7 shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company or a sale of the Common Stock pursuant to which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization.

Adjustments and determinations under this Section 7 shall be made by the Program Administrators, whose decisions as to such adjustments or determinations shall be final, binding, and conclusive.

Section 8.  Written Notice Required.  Any option granted pursuant to the terms of the Incentive Plan shall be exercised when written notice of that exercise has been given to the Company or its designee at its principal office by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised, together with payment of applicable income taxes, has been received by the Company.

Section 9.  Compliance with Securities Laws.  Shares shall not be issued with respect to any option granted under the Incentive Plan, unless the exercise of that option and the issuance and delivery of the shares pursuant to that exercise shall comply with all applicable provisions of foreign, state and federal law including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.  The Program Administrators may also require an Optionee to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restriction imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation.  Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 9.

Section 10.  Employment of Optionee.  Each Optionee, if requested by the Program Administrators, must agree in writing as a condition of receiving his or her option, that he or she will remain in the employment of the Company or its subsidiary corporations following the date of the granting of that option for a period specified by the Program Administrators.  Nothing in the Incentive Plan or in any option granted hereunder shall confer upon any Optionee any right to continued employment by the Company or its subsidiary corporations or limit in any way the right of the Company or its subsidiary corporations at any time to terminate or alter the terms of that employment.

Section 11.  Option Rights Upon Termination of Employment.  If an Optionee ceases to be employed by the Company or any subsidiary corporation for any reason other than death or disability, his or her option shall immediately terminate; provided, however, the Program Administrators, in their discretion, may allow the option to be exercised, to the extent exercisable on the date of termination of employment, at any time within sixty (60) days after the date of termination of employment.

Section 12.  Option Rights Upon Disability of Optionee.  If an Optionee becomes disabled within the meaning of Code Section 22(e)(3) while employed by the Company or any subsidiary corporation, the Program Administrators, in their discretion, may allow the option to (i) be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to disability and (ii) become immediately vested in full as of the date of termination of employment due to disability.

Section 13.  Option Rights Upon Death of Optionee.  If an Optionee dies while employed by the Company or any subsidiary corporation, the Program Administrators, in their discretion, may allow the option to (i) be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to death and (ii) become immediately vested in full as of the date of termination of employment due to death.   During this one-year or shorter period, the option may be exercised by the person or persons to whom the Optionee’s rights under the option shall pass by will or by the laws of descent and distribution.

Section 14.  Options Not Transferable.  Options granted pursuant to the terms of the Incentive Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of an Optionee only by that Optionee.  No such options shall be pledged or hypothecated in any way nor shall they be subject to execution, attachment, or similar process.

Section 15.  Adjustments to Number and Purchase Price of Optioned Shares.  All options granted pursuant to the terms of this Incentive Plan shall be adjusted in the manner prescribed by Article 6 of the General Provisions of this Program.

PART II
QAD INC.
NONQUALIFIED STOCK OPTION PLAN

Section 1.  Purpose.  The purpose of this QAD Inc. Nonqualified Stock Option Plan (the “Nonqualified Plan”) is to permit the Company to grant options to purchase shares of its Common Stock.  The Nonqualified Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries, and to provide individuals with an additional incentive to contribute to the success of the Company.  Any option granted pursuant to the Nonqualified Plan shall be clearly and specifically designated as not being an incentive stock option, as defined in Section 422 of the Code.  This Nonqualified Plan is Part II of the Program. Unless any provision herein indicates to the contrary, the Nonqualified Plan shall be subject to the General Provisions of the Program.

Section 2.  Option Term and Conditions.  The terms and conditions of options granted under the Nonqualified Plan may differ from one another as the Program Administrators shall in their discretion determine as long as all options granted under the Nonqualified Plan satisfy the requirements of the Nonqualified Plan.

Section 3.  Duration of Options.  Each option and all rights thereunder granted pursuant to the terms of the Nonqualified Plan shall expire on the date determined by the Program Administrators, but in no event shall any option granted under the Nonqualified Plan expire later than ten (10) years from the date on which the option is granted.  In addition, each option shall be subject to early termination as provided in the Nonqualified Plan.

Section 4.  Purchase Price.  The purchase price for shares acquired pursuant to the exercise, in whole or in part, of any option may be equal to or greater than the fair market value of the shares at the time of the grant of the option.  Fair market value (the “Fair Market Value”) shall be determined by the Program Administrators on the basis of such factors as they deem appropriate; provided, however, that Fair Market Value on any day shall be deemed to be, if the Common Stock is traded on a national securities exchange, the closing price (or, if no reported sale takes place on such day, the mean of the reported bid and asked prices) of the Common Stock on such day on the principal such exchange, or, if the stock is included on the composite tape, the composite tape.  In each case, the Program Administrators’ determination of Fair Market Value shall be conclusive.

Section 5.  Exercise of Options.  Each option shall be exercisable in one or more installments during its term and the right to exercise may be cumulative as determined by the Program Administrators.  No option may be exercised for a fraction of a share of Common Stock.  The purchase price of any shares purchased shall be paid in full in cash or by certified or cashier’s check payable to the order of the Company or by shares of Common Stock, if permitted by the Program Administrators, or by a combination of cash, check, or shares of Common Stock, at the time of exercise of the option.  If any portion of the purchase price is paid in shares of Common Stock, those shares shall be tendered at their then Fair Market Value as determined by the Program Administrators in accordance with Section 4 of the Nonqualified Plan.  Payment of the exercise price and or tax withholding may also be made by the delivery of an irrevocable direction to a securities broker approved by the Company to sell shares of Common Stock that have been acquired upon exercise of an option and deliver all or part of the sales proceeds to the Company in payment of all or part of the purchase price and any tax withholding (“cashless exercise”).

Section 6.  Reorganization.  In the event of the dissolution or liquidation of the Company, any option granted under the Nonqualified Plan shall terminate as of a date to be fixed by the Program Administrators; provided that not less than 30 days’ written notice of the date so fixed shall be given to each Optionee and each such Optionee shall have the right during such period (unless such option shall have previously expired) to exercise any option to the extent such option is vested.

In the event of a Reorganization (as defined below) in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization, then:

(a)      if there is no plan or agreement respecting the Reorganization (“Reorganization Agreement”) or if the Reorganization Agreement does not specifically provide for the change, conversion or exchange of the outstanding options for options of another corporation, then exercise and termination provisions equivalent to those described in this Section 6 shall apply; or

(b)      if there is a Reorganization Agreement and if the Reorganization Agreement specifically provides for the change, conversion, or exchange of the outstanding options for options of another corporation, then the Program Administrators shall adjust the outstanding unexercised options (and shall adjust the options remaining under the Nonqualified Plan which have not yet been granted if the Reorganization Agreement makes specific provision for such an adjustment) in a manner consistent with the applicable provisions of the Reorganization Agreement.

The term “Reorganization” as used in this Section 6 shall mean any statutory merger, statutory consolidation, sale of all or substantially all of the assets of the Company or a sale of the Common Stock pursuant to which the Company is or becomes a subsidiary of another company after the effective date of the Reorganization.

Adjustments and determinations under this Section 6 shall be made by the Program Administrators, whose decisions as to such adjustments or determinations shall be final, binding, and conclusive.

Section 7.  Written Notice Required.  Any option granted pursuant to the terms of this Nonqualified Plan shall be exercised when written notice of that exercise has been given to the Company at its principal office by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Company.

Section 8.  Compliance with Securities Laws.  Shares of Common Stock shall not be issued with respect to any option granted under the Nonqualified Plan, unless the exercise of that option and the issuance and delivery of the shares pursuant thereto shall comply with all applicable provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.  The Program Administrators may also require an Optionee to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation.  Further, each Optionee shall consent to the imposition of a legend on the shares of Common Stock subject to his or her option and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 8.

Section 9.  Continued Employment or Service.  Each Optionee, if requested by the Program Administrators, must agree in writing as a condition of receiving his or her option, to remain in the employment of, or service to, the Company or any of its subsidiaries following the date of the granting of that option for a period specified by the Program Administrators.  Nothing in this Nonqualified Plan or in any option granted hereunder shall confer upon any Optionee any right to continued employment by, or service to, the Company or any of its subsidiaries, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.

Section 10.  Option Rights Upon Termination of Employment or Service.  If an Optionee under this Nonqualified Plan ceases to be employed by, or provide services to, the Company or any of its subsidiaries for any reason other than death or disability, his or her option shall immediately terminate; provided, however, the Program Administrators, in their discretion, may allow the option to be exercised, to the extent exercisable on the date of termination of employment or service, at any time within sixty (60) days after the date of termination of employment or service.

Section 11.  Option Rights Upon Disability of Optionee.  If an Optionee becomes disabled within the meaning of Code Section 22(e)(3) while employed by the Company or any subsidiary corporation, the Program Administrators, in their discretion, may allow the option to (i) be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to disability and (ii) become immediately vested in full as of the date of termination of employment due to disability.

Section 12.  Option Rights Upon Death of Optionee.  If an Optionee dies while employed by the Company or any subsidiary corporation, the Program Administrators, in their discretion, may allow the option to (i) be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to death and (ii) become immediately vested in full as of the date of termination of employment due to death.   During this one-year or shorter period, the option may be exercised by the person or persons to whom the Optionee’s rights under the option shall pass by will or by the laws of descent and distribution.

Section 13.  Options Not Transferable.  Options granted pursuant to the terms of this Nonqualified Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of an Optionee only by that Optionee.  No such options shall be pledged or hypothecated in any way nor shall they be subject to execution, attachment, or similar process.

Section 14.  Adjustments to Number and Purchase Price of Optioned Shares.  All options granted pursuant to the terms of this Nonqualified Plan shall be adjusted in a manner prescribed by Article 6 of the General Provisions of the Program.

PART III
QAD INC.
RESTRICTED SHARE PLAN

Section 1.  Purpose.  The purpose of this QAD Inc. Restricted Share Plan (the “Restricted Plan”) is to promote the growth and general prosperity of the Company by permitting the Company to grant restricted shares to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries and to provide individuals with an additional incentive to contribute to the success of the Company.  The Restricted Plan is Part III of the Program.  Unless any provision herein indicates to the contrary, the Restricted Plan shall be subject to the General Provisions of the Program.

Section 2.  Terms and Conditions.  The terms and conditions of restricted shares granted under the Restricted Plan may differ from one another as the Program Administrators shall, in their discretion, determine as long as all restricted shares granted under the Restricted Plan satisfy the requirements of the Restricted Plan.

Each restricted share grant shall provide to the recipient (the “Holder”) the transfer of a specified number of shares of Common Stock of the Company that shall become nonforfeitable upon the achievement of specified service or performance conditions within a specified period or periods (the “Restricted Period”) as determined by the Program Administrators.  At the time that the restricted share is granted, the Program Administrators shall specify the service or performance conditions and the period of duration over which the conditions apply.

The Holder of restricted shares shall not have any rights with respect to such award, unless and until such Holder has executed an agreement evidencing the terms and conditions of the award (the “Restricted Share Award Agreement”). Each individual who is awarded restricted shares shall be issued a stock certificate in respect of such shares.  Such certificate shall be registered in the name of the Holder and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the QAD Inc. Restricted Share Plan and Restricted Share Award Agreement entered into between the registered owner and QAD Inc.  Copies of such Plan and Agreement are on file in the offices of QAD Inc.

The Program Administrators shall require that the stock certificates evidencing such shares be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any restricted share award, the Holder shall have delivered a stock power, endorsed in blank, relating to the stock covered by such award.  At the expiration of each Restriction Period, the Company shall redeliver to the Holder certificates held by the Company representing the shares with respect to which the applicable conditions have been satisfied.

Section 3.  Nontransferable.  Subject to the provisions of the Restricted Plan and the Restricted Share Award Agreements, during the Restriction Period as may be set by the Program Administrators commencing on the grant date, the Holder shall not be permitted to sell, transfer, pledge, or assign shares of restricted shares awarded under the Restricted Plan.

Section 4.  Restricted Share Rights Upon Termination of Employment or Service.  If a Holder ceases to be employed by, or provide services to, the Company or any of its subsidiaries prior to the expiration of the Restriction Period, any restricted shares granted to him or her subject to such Restriction Period shall be forfeited by the Holder and shall be transferred to the Company.  The Program Administrators may, in their sole discretion, accelerate the lapsing of or waive such restrictions in whole or in part based upon such factors and such circumstances as the Program Administrators may determine, in its sole discretion, including, but not limited to, the Plan Participant’s retirement, death, or disability.

Section 5.  Restricted Share Rights Upon Disability of Holder.  If a Holder becomes disabled within the meaning of Code Section 22(e)(3) while employed by the Company or any subsidiary corporation, the Program Administrators, in their discretion, may allow the restricted shares to become immediately vested in full and all restrictions that apply to such shares shall lapse immediately as of the date of termination of employment due to disability.

Section 6.  Restricted Share Rights Upon Death of Holder.  If a Holder dies while employed by the Company or any subsidiary corporation, the Program Administrators, in their discretion, may allow the restricted shares to become immediately vested in full and all restrictions that apply to such shares shall lapse immediately as of the date of termination of employment due to death.

Section 7.  Stockholder Rights.  The Holder shall have, with respect to the restricted shares granted, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon.  Certificates for shares of unrestricted stock shall be delivered to the grantee promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such restricted shares.

Section 8.  Compliance with Securities Laws.  Shares shall not be issued under the Restricted Plan unless the issuance and delivery of the shares pursuant thereto shall comply with all relevant provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.  The Program Administrators may also require a Holder to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation.  Further, each Holder shall consent to the imposition of a legend on the shares of Common Stock issued pursuant to the Restricted Share Plan and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 6.

Section 9.  Continued Employment or Service.  Each Holder, if requested by the Program Administrators, must agree in writing as a condition of the granting of his or her restricted shares, to remain in the employment of, or service to, the Company or any of its subsidiaries following the date of the granting of that restricted share for a period specified by the Program Administrators.  Nothing in the Restricted Plan or in any restricted share granted hereunder shall confer upon any Holder any right to continued employment by, or service to, the Company or any of its subsidiaries, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.

PART IV
QAD INC.
EMPLOYEE STOCK PURCHASE PLAN

Section 1.  Purpose.  The purpose of the QAD Inc. Employee Stock Purchase Plan (the “Stock Purchase Plan”) is to promote the growth and general prosperity of the Company by permitting the Company to sell to employees of the Company and its subsidiaries shares of the Company’s stock in accordance with Section 423 of the Code (“Section 423”), and it is the intention of the Company to have the Stock Purchase Plan qualify as an Employee Stock Purchase Plan in accordance with Section 423, and the Stock Purchase Plan shall be construed to administer stock purchases and to extend and limit participation consistent with the requirements of Section 423.  The Stock Purchase Plan will be administered by the Program Administrators.  Unless any provision herein indicates to the contrary, this Stock Purchase Plan shall be subject to the General Provisions of the Program.

Section 2.  Terms and Conditions.  The terms and conditions of shares to be offered to be sold to employees of the Company and its subsidiaries under the Stock Purchase Plan shall comply with Section 423.

Section 3.  Offering Periods and Participation.   The Stock Purchase Plan shall be implemented through a series of periods established by Program Administrators (the “Offering Periods”).  A full-time employee may participate in the Stock Purchase Plan and may enroll in an Offering Period by delivering to the Company’s payroll office an agreement evidencing the terms and conditions of the stock subscription in a form prescribed by the Program Administrators (the “Purchase Agreement”) at least thirty (30) business days prior to the Enrollment Date for that Offering Period (or such lesser number of business days as the Program Administrators, in their sole discretion, may permit).  Purchases will be made through payroll deductions, unless direct purchases have been approved by the Program Administrators.  The first day of each Offering Period will be the “Enrollment Date” and the last day of each period will be the “Exercise Date.”

Section 4.  Purchase Price.  The Purchase Price means an amount as determined by the Program Administrators that is the lesser of:  (a) the Purchase Price Discount from the Fair Market Value of a share of Common Stock on the Enrollment Date, or (b) the Purchase Price Discount from the Fair Market Value of a share of Common Stock on the Exercise Date.  Notwithstanding the foregoing, the Program Administrators may determine the Purchase Price by applying the Purchase Price Discount to Fair Market Value of a share of Common Stock on the Exercise Date; provided, however, that the employees of the Company are provided written notice not less than forty-five (45) days prior to the Enrollment Date of the Offering Period that such method for determining the Purchase Price is applied.  The “Purchase Price Discount” shall mean the amount of the discount from the Fair Market Value granted to Plan Participants not to exceed fifteen percent (15%) of the Fair Market Value as established by the Board from time to time.  “Fair Market Value” of a share of stock shall be determined by the Board.  However, if the Stock is publicly traded, fair market value of a share of Stock shall be based upon the closing or other appropriate trading price per share of Stock on a national securities exchange.

Section 5.  Grants.

(a)      Grants.  On the Enrollment Date for each Offering Period, each Eligible Employee participating in such Offering Period shall be granted the right to purchase on each Exercise Date during such Offering Period (at the Purchase Price) shares of Common Stock in an amount from time to time specified by the Program Administrators as set forth in Section 5(b) below.  The Program Administrators will also establish the Purchase Price Discount and the Periodic Exercise Limit.  The right to purchase shall expire immediately after the last Exercise Date of the Offering Period.

(b)      Grant Limitations.  Any provisions of the Stock Purchase Plan to the contrary notwithstanding, no Plan Participant shall be granted a right to purchase under the Stock Purchase Plan:
(i)       if, immediately after the grant, such Plan Participant would own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary (applying the constructive ownership rules of Section 424(d) of the Code and treating stock that a Plan Participant may acquire under outstanding options as stock owned by the Plan Participant);
(ii)      that permits such Plan Participant’s rights to purchase stock,  under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate that exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such purchase) in any calendar year (computed utilizing the rules of Section 423(b)(8) of the Code); or
(iii)      that permits a Plan Participant to purchase Stock in excess of twenty percent (20%) of his or her compensation, which shall include the gross base salary or hourly compensation paid to a Plan Participant and the gross amount of any targeted bonus, without reduction for contributions to any 401(k) plan sponsored by the Company.

(c)      No Rights in Respect of Underlying Stock.  The Plan Participant will have no interest or voting right in shares covered by a right to purchase until such purchase has been completed.

(d)      Plan Account.  The Company shall maintain a plan account for the Plan Participants in the Stock Purchase Plan, to which are credited the payroll deductions made for such Plan Participant pursuant to Section 6 and from which are debited amounts paid for the purchase of shares.

(e)      Common Stock Account.  As a condition of participation in the Stock Purchase Plan, each Plan Participant shall be required to receive shares purchased under the Stock Purchase Plan in a common stock account (the “Common Stock Account”) maintained by the Company to hold the Common Stock purchased under the Stock Purchase Plan.  The shares may be released at such times and under such conditions as designated by the Program Administrators.

(f)      Dividends on Shares.  Subject to the limitations of Section 5(a) hereof and Section 423(b)(8) of the Code, all cash dividends, if any, paid with respect to shares of Common Stock purchased under the Stock Purchase Plan and held in a Plan Participant’s Common Stock Account shall be automatically invested in shares of Common Stock purchased at 100% of Fair Market Value on the next Exercise Date.  All non-cash distributions on Common Stock purchased under the Stock Purchase Plan and held in a Plan Participant’s Common Stock Account shall be paid to the Plan Participant as soon as practicable.

Section 6.  Payroll Deductions/Direct Purchases.

(a)      Plan Participant Designations.  The Purchase Agreement applicable to an Offering Period shall designate payroll deductions to be made on each payday during the Offering Period as a whole number percentage specified by the Program Administrators of such Eligible Employee’s compensation for the pay period preceding such payday. Direct purchases may be permitted on such terms specified by the Program Administrators.

(b)      Plan Account Balances.  The Company shall make payroll deductions as specified in each Plan Participant’s Subscription Agreement on each payday during the Offering Period and credit such payroll deductions to such Plan Participant’s Plan Account.  A Plan Participant may not make any additional payments into such Plan Account. No interest will accrue on any payroll deductions. All payroll deductions received or held by the Company under the Stock Purchase Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

(c)      Plan Participation Changes.  A Plan Participant may only discontinue his or her participation in the Stock Purchase Plan as provided in Section 9.  A Plan Participant may only increase or decrease (subject to such limits as the Program Administrator may impose) the rate of his or her payroll deductions at the start of any Offering Period by filing with the Company a new Subscription Agreement authorizing such a change in the payroll deduction rate.  The change in rate shall be effective with the first Offering Period following the Company’s receipt of the new Subscription Agreement.

(d)      Decreases.  Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 4(b) herein, a Plan Participant’s payroll deductions shall be decreased to zero percent at such time during any Purchase Period that is scheduled to end during a calendar year (the “Current Purchase Period”) when the aggregate of all payroll deductions previously used to purchase stock under the Stock Purchase Plan in a prior Purchase Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Purchase Period equal the maximum permitted by Section 423(b)(8) of the Code.  Payroll deductions shall recommence at the rate provided in such Plan Participant’s Subscription Agreement at the beginning of the first Purchase Period that is scheduled to end in the following calendar year, unless terminated by the Plan Participant as provided in Section 9.

(e)      Tax Obligations.  At the time of the purchase of shares, and at the time any Common Stock issued under the Stock Purchase Plan to a Plan Participant is disposed of, the Plan Participant must adequately provide for the Company’s federal, state or other tax withholding obligations, if any, that arise upon the purchase of shares or the disposition of the Common Stock.  At any time, the Company may, but will not be obligated to, withhold from the Plan Participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including, but not limited to, any withholding required to make available to the Company any tax deductions or benefit attributable to sale or early disposition of Common Stock by the eligible employee.

(f)      Statements of Accounts.  The Company shall maintain each Plan Participant’s Plan Account and shall give each Plan Participant a statement of account at least annually.  Such statements will set forth the amounts of payroll deductions, the Purchase Price applicable to the Common Stock purchased, the number of shares purchased, the remaining cash balance and the dividends received, if any, for the period covered.

Section 7.  Purchase of Shares.

(a)      Automatic Exercise on Exercise Dates.  Unless a Plan Participant withdraws as provided in Section 9 below, his or her right to purchase of shares will be exercised automatically on each Exercise Date within the Offering Period in which such Plan Participant is enrolled for the maximum whole number of shares of Common Stock as can then be purchased at the applicable Purchase Price with the payroll deductions accumulated in such Plan Participant’s Plan Account and not yet applied to the purchase of shares under the Stock Purchase Plan, subject to the Periodic Exercise Limit.  All such shares purchased under the Stock Purchase Plan shall be credited to the Plan Participant’s Common Stock Account.  During a Plan Participant’s lifetime, a Plan Participant’s options to purchase shares under the Stock Purchase Plan shall be exercisable only by the Plan Participant.

(b)      Excess Plan Account Balances.  If, due to application of the Periodic Exercise Limit or otherwise, there remains in a Plan Participant’s Plan Account immediately following exercise of such Plan Participant’s election to purchase shares on an Exercise Date any cash accumulated immediately preceding such Exercise Date and not applied to the purchase of shares under the Stock Purchase Plan, such cash shall promptly be returned to the Plan Participant; provided, however, that if the Plan Participant shall be enrolled in the Offering Period (including, without limitation, by not withdrawing pursuant to Section 9), such cash shall be contributed to the Plan Participant’s Plan Account for such next Purchase Period.

Section 8.  Holding Period.  The Program Administrators may establish, as a condition to participation, a holding period of up to one (1) year following the Exercise Date during which a Plan Participant may not sell, transfer or encumber the shares purchased under the Stock Purchase Plan.

Section 9.  Withdrawal; Termination of Employment.

(a)      Voluntary Withdrawal.  A Plan Participant may withdraw from an Offering Period by giving written notice to the Company’s payroll office at least thirty (30) business days prior to the next Exercise Date.  Such withdrawal shall be effective no later than thirty (30) business days after receipt by the Company’s payroll office of notice thereof.  On or promptly following the effective date of any withdrawal, all (but not less than all) of the withdrawing Plan Participant’s payroll deductions credited to his or her Plan Account and not yet applied to the purchase of shares under the Stock Purchase Plan will be paid to such Plan Participant, and on the effective date of such withdrawal such Plan Participant’s option to purchase shares for the Offering Period will be automatically terminated and no further payroll deductions for the purchase of shares will be made during the Offering Period.  If a Plan Participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of any succeeding Offering Period, unless the Plan Participant delivers to the Company a new Subscription Agreement with respect thereto.

(b)      Termination of Employment.  Promptly after a Plan Participant’s ceasing to be an employee for any reason all shares of Common Stock held in a Plan Participant’s Common Stock Account and the payroll deductions credited to such Plan Participant’s Plan Account and not yet applied to the purchase of shares under the Stock Purchase Plan will be returned to such Plan Participant or, in the case of his or her death, to the person or persons entitled thereto, and such Plan Participant’s option to purchase shares will be automatically terminated, provided that, if the Company does not learn of such death more than five (5) business days prior to an Exercise Date, payroll deductions credited to such Plan Participant’s Plan Account may be applied to the purchase of shares under the Stock  Purchase Plan on such Exercise Date.

Section 10.  Non-transferability.  Neither payroll deductions credited to a Plan Participant’s Plan Account nor any rights with regard to the exercise of a purchase of shares or to receive shares under the Stock Purchase Plan may be assigned, transferred, pledged or otherwise disposed of by the Plan Participant in any way other than by will or the laws of descent and distribution, and any purchase of shares by a Plan Participant shall, during such Plan Participant’s lifetime, be exercisable only by such Plan Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Program Administrator may treat such act as an election to withdraw from an Offering Period in accordance with Section 9.

Section 11.  Compliance with Securities Laws.  Shares shall not be issued with respect to the Stock Purchase Plan, unless the issuance and delivery of the shares pursuant thereto shall comply with all applicable provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.  The Program Administrators may also require a Plan Participant to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation.  Further, each Plan Participant shall consent to the imposition of a legend on the shares of Common Stock subject to his or her Option and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 11.

Section 12.  Continued Employment or Service.  Each Plan Participant, if requested by the Program Administrators, must agree in writing, to remain in the employment of, or service to, the Company or any of its subsidiaries following the date of the granting of that option to purchase shares for a period specified by the Program Administrators.  Nothing in this Stock Purchase Plan shall confer upon any Plan Participant any right to continued employment by, or service to, the Company or any of its subsidiaries, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.

PART V
QAD INC.
STOCK APPRECIATION RIGHTS PLAN

Section 1.  SAR Terms and Conditions.  The purpose of this QAD Inc. Stock Appreciation Rights Plan (the “SAR Plan”) is to promote the growth and general prosperity of the Company by permitting the Company to grant stock appreciation rights (“SAR(s)”) to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries and to provide individuals with an additional incentive to contribute to the success of the Company.  The terms and conditions of SARs granted under the SAR Plan may differ from one another as the Program Administrators shall, in their discretion, determine in each SAR agreement (the “SAR Agreement”).  Unless any provision herein indicates to the contrary, this SAR Plan shall be subject to the General Provisions of the Program.

Section 2.  Duration of SAR.  Each SAR and all rights thereunder granted pursuant to the terms of the SAR Plan shall expire on the date determined by the Program Administrators as evidenced by the SAR Agreement, but in no event shall any SAR expire later than ten (10) years from the date on which the SAR is granted. In addition, each SAR shall be subject to early termination as provided in the SAR Plan.

Section 3.  Grant.  Subject to the terms and conditions of the SAR Agreement, the Program Administrators may grant a SAR, with an exercise price that is not less than the fair market value of the Common Stock subject to the SAR on the date of grant, to receive a payment upon the exercise of a SAR which reflects the appreciation over the exercise price in the fair market value of the number of shares of Common Stock for which such SAR was granted to any person who is eligible to receive awards either: (i) in tandem with the grant of an incentive option; (ii) in tandem with the grant of a nonqualified option; or (iii) independent of the grant of an incentive option or nonqualified option.  Each grant of a SAR which is in tandem with the grant of an incentive option or nonqualified option shall be evidenced by the same agreement as the incentive option or nonqualified option which is granted in tandem with such SAR and such SAR shall relate to the same number of shares of Common Stock to which such option shall relate and such other terms and conditions as the Program Administrators, in their sole discretion, deem are not inconsistent with the terms of the SAR Plan, including conditions on the exercise of such SAR which relate to the employment of the Plan Participant or any requirement that the Plan Participant exchange a prior outstanding option and/or SAR.

Section 4.  Payment at Exercise. Upon the settlement of a SAR in accordance with the terms of the SAR Agreement, the Plan Participant shall (subject to the terms and conditions of the SAR Plan and SAR Agreement) receive a payment equal to the excess, if any, of the SAR Exercise Price (as defined below) for the number of shares of the SAR being exercised at that time over the SAR Grant Price (as defined below) for such shares. Such payment may be paid in cash or in shares of the Company’s Common Stock; provided, however, the method of payment shall be specified by the Program Administrators in the SAR Agreement at the date of grant.  If the method of payment is in shares of the Company’s Common Stock, such shares shall be valued for this purpose at the SAR Exercise Price on the date the SAR is exercised and any payment in shares which calls for a payment in fractional share shall automatically be paid in cash based on such valuation.  As used herein, “SAR Exercise Date” shall mean the date on which the exercise of a SAR occurs under the SAR Agreement, “SAR Exercise Price” shall mean the fair market value (as determined by the Program Administrators) of a share of Common Stock on a SAR Exercise Date and “SAR Grant Price” shall mean the price which would have been the option exercise price for one share of Common Stock if the SAR had been granted as an option, or if the SAR was granted in tandem with an option, the option exercise price per share for the related option.

Section 5.  Special Terms and Conditions.  Each SAR Agreement which evidences the grant of a SAR shall incorporate such terms and conditions as the Program Administrators in their absolute discretion deem are not inconsistent with the terms of the SAR Plan and the agreement for the incentive option or nonqualified option, if any, granted in tandem with such SAR, except that if a SAR is granted in tandem with an incentive option or nonqualified option, the SAR shall be exercisable only when the related incentive option or nonqualified option is exercisable.  The Program Administrator may provide in the SAR Agreement that (i) the Plan Participant’s right to exercise a SAR granted in tandem with an incentive option or nonqualified option shall be forfeited to the extent that the Plan Participant exercises the related incentive option or nonqualified option and (ii) the Plan Participant’s right to exercise the incentive option or nonqualified option shall be forfeited to the extent the Plan Participant exercises the related SAR.

Section 6.  Compliance with Securities Laws.  Shares shall not be issued with respect to any SAR granted under the SAR Plan, unless the exercise of that SAR and the issuance and delivery of the shares pursuant thereto shall comply with all applicable provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.  The Program Administrators may also require a SAR holder to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation.

Section 7.  Continued Employment or Service.  Each SAR holder, if requested by the Program Administrators, must agree in writing as a condition of receiving his or her SAR, to remain in the employment of, or service to, the Company or any of its subsidiaries following the date of the granting of that SAR for a period specified by the Program Administrators.  Nothing in this SAR Plan or in any SAR granted hereunder shall confer upon any SAR holder any right to continued employment by, or service to, the Company or any of its subsidiaries, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.

Section 8.  Rights Upon Termination of Employment or Service. If a SAR holder under this SAR Plan ceases to be employed by, or provide services to, the Company or any of its subsidiaries for any reason other than death or disability, his or her SAR shall immediately terminate; provided, however, the Program Administrators, in their discretion, may allow the SAR to be exercised, to the extent exercisable on the date of termination of employment or service, at any time within sixty (60) days after the date of termination of employment or service.

Section 9.  Rights Upon Disability of SAR Holder.  If a SAR holder becomes disabled within the meaning of Code Section 22(e)(3) while employed by the Company or any subsidiary corporation, the Program Administrators, in their discretion, may allow the SAR to (i) be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to disability and (ii) become immediately vested in full as of the date of termination of employment due to disability.

 Section 10.  Rights Upon Death of SAR Holder.  If a SAR holder dies while employed by the Company or any subsidiary corporation, the Program Administrators, in their discretion, may allow the SAR to (i) be exercised, to the extent exercisable on the date of termination of employment, at any time within one year after the date of termination of employment due to death and (ii) become immediately vested in full as of the date of termination of employment due to death.   During this one-year or shorter period, the SAR may be exercised by the person or persons to whom the SAR holder’s rights under the SAR shall pass by will or by the laws of descent and distribution.

Section 11.  SAR Not Transferable. A SAR granted pursuant to the terms of this SAR Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of a SAR holder only by that SAR holder.  No such SAR shall be pledged or hypothecated in any way nor shall they be subject to execution, attachment, or similar process.

PART VI
QAD INC.
OTHER STOCK RIGHTS PLAN

Section 1.  Terms and Conditions.  The purpose of the Other Stock Rights Plan (the “Stock Rights Plan”) is to promote the growth and general prosperity of the Company by permitting the Company to grant stock rights to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries to provide individuals with an additional incentive to the success of the Company.  The terms and conditions of Performance Shares, Restricted Stock Units, Stock Payments or Dividend Equivalent Rights granted under the Stock Rights Plan may differ from one another as the Program Administrators shall, in their discretion, determine in each stock rights agreement (the “Stock Rights Agreement”). Unless any provision herein indicates to the contrary, this Stock Rights Plan shall be subject to the General Provisions of the Program.

Section 2.  Duration.  Each Performance Share, Restricted Stock Unit, Stock Payment or Dividend Equivalent Right and all rights thereunder granted pursuant to the terms of the Stock Rights Plan shall expire on the date determined by the Program Administrators as evidenced by the Stock Rights Agreement, but in no event shall any Performance Shares, Restricted Stock Units, Stock Payments or Dividend Equivalent Rights expire later than ten (10) years from the date on which the Performance Shares, Restricted Stock Units, Stock Payments or Dividend Equivalent Rights are granted. In addition, each Performance Share, Restricted Stock Unit, Stock Payment or Dividend Equivalent Right shall be subject to early termination as provided in the Stock Rights Plan.

Section 3.  Grant.  Subject to the terms and conditions of the Stock Rights Agreement, the Program Administrators may grant Performance Shares, Stock Payments. Restricted Stock Units or Dividend Equivalent Rights as provided under the Stock Rights Plan. Each grant of Performance Shares, Restricted Stock Units, Dividend Equivalent Rights and Stock Payments shall be evidenced by a Stock Rights Agreement, which shall state the terms and conditions of each as the Program Administrators, in their sole discretion, deem are not inconsistent with the terms of the Stock Rights Plan.

Section 4.  Performance Shares.  Performance Shares shall become payable to a Plan Participant based upon the achievement of specified Performance Objectives and upon such other terms and conditions as the Program Administrators may determine and specify in the Stock Rights Agreement evidencing such Performance Shares.  Performance Shares may be paid in cash or in shares of Common Stock, or partly in cash and partly in shares of Common Stock, with or without the election of the Plan Participant, as the Program Administrators may determine and specify in the Stock Rights Agreement evidencing such Performance Shares.  Each payment of Performance Shares in shares of Common Stock shall be considered a Stock Payment pursuant to Section 5 below.  Each grant shall satisfy the conditions for performance-based awards hereunder and under the General Provisions. A grant may provide for the forfeiture of Performance Shares in the event of termination of employment or other events, subject to exceptions for death, disability, retirement or other events, all as the Program Administrators may determine and specify in the Stock Rights Agreement for such grant. Payment may be made for the Performance Shares at such time and in such form as the Program Administrators shall determine and specify in the Stock Rights Agreement and payment for any Performance Shares may be made in full in cash or by certified cashier’s check payable to the order of the Company or, if permitted by the Program Administrators, by shares of the Company’s Common Stock or by the surrender of all or part of an award, or in other property, rights or credits deemed acceptable by the Program Administrators or, if permitted by the Program Administrators, by a combination of the foregoing.  If any portion of the purchase price is paid in shares of the Company’s Common Stock, those shares shall be tendered at their then fair market value as determined by the Program Administrators.  Payment in shares of Common Stock includes the automatic application of shares of Common Stock received upon the exercise or settlement of Performance Shares or other options or awards to satisfy the exercise or settlement price.

Section 4A.  Restricted Stock Units.  Restricted Stock Units shall represent the right of a Plan Participant to receive the value of a specified number of shares of Common Stock of the Company after the Restricted Stock Units become nonforfeitable upon the achievement of specified service or performance conditions within a specified period or periods as determined by the Program Administrators.  Each agreement for the grant of Restricted Stock Units shall specify the number of Restricted Stock Units subject to such agreement, the service or performance conditions, the period or periods over which the conditions apply, the time or times at which the Plan Participant may receive payment, and such other terms and conditions as the Program Administrators may determine.  Restricted Stock Units may be paid in cash or in shares of Common Stock, or partly in cash and partly in shares of Common Stock, with or without the election of the Plan Participant, as the Program Administrators may determine and specify in the agreement evidencing such Restricted Stock Units.  Each payment of Restricted Stock Units in shares of Common Stock shall be considered a Stock Payment pursuant to Section 5 below.

Section 5.  Stock Payments.  The Program Administrators may grant Stock Payments to a person eligible to receive the same as a bonus or additional compensation or in lieu of the obligation of the Company or a subsidiary to pay cash compensation under other compensatory arrangements, with or without the election of the eligible person (except in the case of stock in lieu of normal salary or compensation), provided that the Plan Participant will be required to pay an amount equal to the aggregate par value of any newly issued Stock Payments.  A Plan Participant shall have all the voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Plan Participant as a Stock Payment upon the Plan Participant becoming holder of record of such shares of Common Stock; provided, however, the Program Administrators may impose such restrictions on the assignment or transfer of such shares of Common Stock as they deem appropriate and as are evidenced in the Stock Rights Agreement for such Stock Payment.

Section 6.  Dividend Equivalent Rights.  The Program Administrators may grant Dividend Equivalent Rights in tandem with the grant of incentive options or nonqualified options, stock appreciation rights, Restricted Shares or Performance Shares that otherwise do not provide for the payment of dividends on the shares of Common Stock subject to such awards for the period of time to which such Dividend Equivalent Rights apply, or may grant Dividend Equivalent Rights that are independent of any other such award.  A Dividend Equivalent Right granted in tandem with another award may be evidenced by the agreement for such other award; otherwise, a Dividend Equivalent Right shall be evidenced by a separate Stock Rights Agreement.  Payment may be made by the Company in cash or by shares of the Company’s Common Stock or by a combination of the foregoing, may be immediate or deferred and may be subject to such employment, performance objectives or other conditions as the Program Administrators may determine and specify in the Stock Rights Agreement for such Dividend Equivalent Rights.  The total payment attributable to a share of Common Stock subject to a Dividend Equivalent Right shall not exceed one hundred percent (100%) of the equivalent dividends payable with respect to an outstanding share of Common Stock during the term of such Dividend Equivalent Right, taking into account any assumed investment (including assumed reinvestment in shares of Common Stock) or interest earnings on the equivalent dividends as determined under the Stock Rights Agreement in the case of a deferred payment, provided that such percentage may increase to a maximum of two hundred percent (200%) if a Dividend Equivalent Right is subject to a Performance Objective.

Section 7.  Compliance with Securities Laws.  Shares shall not be issued with respect to any award granted under the Stock Rights Plan, unless the award and the issuance and delivery of the shares pursuant thereto shall comply with all applicable provisions of foreign, state and federal law, including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.  The Program Administrators may also require a Participant to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition, or otherwise, that the shares are being purchased only for investment purposes and without any present intention to sell or distribute the shares in violation of any state or federal law, rule, or regulation.  Further, each Participant shall consent to the imposition of a legend on the shares of Common Stock subject to his or her award and the imposition of stop-transfer instructions restricting their transferability as required by law or by this Section 7.

Section 8.  Continued Employment or Service.  Each Participant, if requested by the Program Administrators, must agree in writing as a condition of receiving his or her award, to remain in the employment of, or service to, the Company or any of its subsidiaries following the date of the granting of that award for a period specified by the Program Administrators.  Nothing in this Stock Rights Plan in any award granted hereunder shall confer upon any Participant any right to continued employment by, or service to, the Company or any of its subsidiaries, or limit in any way the right of the Company or any subsidiary at any time to terminate or alter the terms of that employment or service arrangement.

Section 9.  Rights Upon Termination of Employment or Service. If a Participant under this Stock Rights Plan ceases to be employed by, or provide services to, the Company or any of its subsidiaries for any reason other than death or disability, his or her award shall immediately terminate; provided, however, that the Program Administrators may, in their sole and absolute discretion, allow the award to be exercised, to the extent exercisable on the date of termination of employment or service, at any time within sixty (60) days after the date of termination of employment or service.

Section 10.  Rights Upon Disability of Participant.  If a Participant becomes disabled within the meaning of Code Section 22(e)(3) while employed by the Company or any subsidiary corporation, the Program Administrators, in their discretion, may allow all awards held by Participant to become immediately vested in full and any restrictions applicable to such awards to lapse immediately as of the date of termination of employment due to disability.

Section 11.  Rights Upon Death of Participant.  If a Participant dies while employed by the Company or any subsidiary corporation, the Program Administrators, in their discretion, may allow all awards held by Participant to become immediately vested in full and any restrictions applicable to such awards shall lapse immediately as of the date of termination of employment due to death.   During this one-year or shorter period, the award may be exercised by the person or persons to whom the Participant’s rights under the award shall pass by will or by the laws of descent and distribution.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date.
Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

QAD INC	ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
ATTN: Legal Department	If you would like to reduce the costs incurred by our company in mailing proxy
10,000 Midlantic Drive	materials, you can consent to receiving all future proxy statements, proxy cards
Suite 100 West	and annual reports electronically via e-mail or the Internet. To sign up for
Mount Laurel, NJ 08054	electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59
P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes
Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1. Election of Directors	☐	☐	☐	______________________

Nominees

01 Karl F. Lopker 02 Pamela M. Lopker 03 Scott J. Adelson 04 Thomas J. O'Malia 05 Lee D. Roberts
06 Peter R. Van Cuylenburg

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000143497_1 R1.0.0.11699

ADMITTANCE PASS
2012 ANNUAL MEETING OF STOCKHOLDERS
QAD INC.
Tuesday, June 12, 2012
4:30 p.m. Local Time
100 Innovation Place
Santa Barbara, California

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com

QAD INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
2012 Annual Meeting of Stockholders

You are cordially invited to attend the Annual Meeting of Stockholders of QAD Inc. on Tuesday, June 12, 2012, at 100 Innovation Place, Santa Barbara, California. The meeting will begin at 4:30 p.m. local time. Admission is limited to stockholders and guests of QAD. This ticket will admit you and should be presented at the meeting to expedite registration. To avoid delays, please arrive early and present this ticket.

The stockholder(s) hereby appoints Karl F. Lopker and Pamela M. Lopker, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A and Class B common stock of QAD INC. that the stockholder(s) is entitled to vote at the Annual Meeting of Stockholders to be held at 4:30 p.m., local time on Tuesday, June 12, 2012, at 100 Innovation Place, Santa Barbara, CA 93108, and any adjournment or postponement thereof.

Continued and to be signed on reverse side